UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
___________________
Filed by the Registrant ☒        Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
D-Wave Quantum Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

D-WAVE QUANTUM INC.
NOTICE & PROXY STATEMENT
2026 Annual Meeting of Stockholders
June 4, 2026
9:00 a.m. (Pacific Time)
April 23, 2026
Dear D-Wave Quantum Inc. Stockholder:
We cordially invite you to attend the 2026 Annual Meeting (the “Annual Meeting”) of the stockholders of D-Wave Quantum Inc., a Delaware corporation (“we,” “our,” or the “Company”), being held virtually via live webcast at www.virtualshareholdermeeting.com/QBTS2026 on June 4, 2026 at 9:00 a.m. Pacific Time.
The Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section titled “Questions and Answers About the 2026 Annual Meeting Stockholders—How can I attend the Annual Meeting?” on page 5 of the proxy statement for more information about how to attend the meeting.
Whether or not you plan to attend the Annual Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Annual Meeting. You may vote and submit your proxy by phone, by visiting the website specified in your proxy card or voting instruction card, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card or voting instruction card in the enclosed envelope, which requires no postage if mailed in the United States or Canada. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice.
If you are a Company stockholder and you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy. In such case, your previously submitted proxy will be disregarded.
Thank you for your support of D-Wave Quantum Inc.
Sincerely,
Alan Baratz
President and Chief Executive Officer

i

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2026
To our stockholders:
NOTICE IS HEREBY GIVEN that an annual meeting of the stockholders (the “Annual Meeting”) of D-Wave Quantum Inc., a Delaware corporation (“we,” “us,” “our,” or the “Company”), will be held virtually via live webcast at www.virtualshareholdermeeting.com/QBTS2026 on June 4, 2026. The Annual Meeting will be held for the following purposes:
•To elect Alan E. Baratz and Sharon Holt as Class I directors to serve until the 2029 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified;
•To approve, on an advisory basis, the compensation of our named executive officers identified in the “Executive Compensation” section of the proxy statement (the “Say-on-Pay Vote”);
• To approve, on an advisory basis, the frequency of future Say-on-Pay Votes;
•To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
The record date for the Annual Meeting is April 15, 2026. Only holders of record of (i) shares of our common stock and (ii) exchangeable shares issued by our subsidiary, D-Wave Quantum Technologies Inc., at the close of business on that date may vote at the Annual Meeting or any adjournment thereof. A complete list of our stockholders of record entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement, or adjournment, will be available for ten days before the Annual Meeting at our principal executive offices for inspection by stockholders during ordinary business hours, for any purpose germane to the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares via the toll-free telephone number or by visiting the website specified in your proxy card or voting instruction card, as described in the enclosed materials. If you received a copy of the proxy card or voting instruction card by mail, you may sign, date and mail the proxy card or voting instruction card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors
Steven M. West
Chair of the Board of Directors
April 23, 2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 4, 2026
This Proxy Statement and our 2025 Annual Report to Stockholders are available at
www.proxyvote.com

D-WAVE QUANTUM INC.
2650 East Bayshore Road
Palo Alto, California 94303
PROXY STATEMENT
This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board of Directors” or the “Board”) of D-Wave Quantum Inc. (“we,” “us,” “our,” or the “Company”) of proxies to be voted at our annual meeting of stockholders to be held via live webcast on June 4, 2026 (the “Annual Meeting”), 9:00 a.m. Pacific Time, and at any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of shares of our common stock, par value $0.0001 (“Common Shares”), as of the close of business on April 15, 2026 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 367,250,324 Common Shares outstanding and entitled to vote at the Annual Meeting. Each Common Share is entitled to one vote per share on any matters presented to stockholders at the Annual Meeting.
Holders of record of exchangeable shares (the “Exchangeable Shares”) of our subsidiary, D-Wave Quantum Technologies Inc., as of the Record Date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 3,176,096 Exchangeable Shares outstanding and entitled to vote at the Annual Meeting. Each Exchangeable Share is entitled to one vote per Exchangeable Share on any matters presented to stockholders at the Annual Meeting. Voting rights are exercised by Computershare Trust Company of Canada (the “Trustee”) via the Special Voting Share (as defined below) pursuant to the terms of the Voting and Exchange Trust Agreement (as defined below), unless a proxy is submitted.
On or about April 23, 2026, we will begin to mail to our stockholders and holders of Exchangeable Shares of record as of the close of business on the Record Date a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our Annual Report to Stockholders for the year ended December 31, 2025 (the “2025 Annual Report”) and vote online.
Frequently Used Terms
Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” and the “Company” refer to D-Wave Quantum Inc., a Delaware corporation, together with its direct and indirect subsidiaries, and:
“Bylaws” means the Amended and Restated Bylaws of the Company.
“Charter” means the Amended and Restated Certificate of Incorporation of the Company.
“Code” means the Internal Revenue Code of 1986, as amended.
“Common Shares” means shares of the Company’s common stock, par value $0.0001 per share.
“D-Wave Quantum Technologies” means D-Wave Quantum Technologies Inc., a British Columbia corporation and indirect subsidiary of the Company.
“D-Wave Systems” means D-Wave Systems Inc., a British Columbia corporation and indirect subsidiary of the Company.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.
“Exchangeable Shares” refer to the exchangeable shares in the capital of D-Wave Quantum Technologies. The Exchangeable Shares are exchangeable from time to time, at the holder’s election, for Common Shares on a one-for-one basis.
“Internet Notice” means the Notice of Internet Availability of Proxy Materials mailed to our stockholders and holders of Exchangeable Shares of record as of the close of business on the Record Date, containing instructions on how to access this proxy statement and our 2025 Annual Report and vote online.
“NYSE” means the New York Stock Exchange.

“SEC” means the United States Securities and Exchange Commission.
“Special Voting Share” means the special voting share in the capital of the Company, deposited with the Trustee, which, at any time, entitles the holder of record to that number of votes at meetings of our stockholders equal to the number of Exchangeable Shares outstanding at such time (excluding Exchangeable Shares held by our subsidiaries) multiplied by the exchangeable share exchange ratio pursuant to the Voting and Exchange Trust Agreement, and in respect of each beneficial holder of the Exchangeable Shares, rounded down to the nearest whole vote.
“Trustee” means Computershare Trust Company of Canada, a trust company incorporated under the laws of Canada, as trustee of the trust created by the Voting and Exchange Trust Agreement for the benefit of the registered holders from time to time of Exchangeable Shares (other than Exchangeable Shares held by our subsidiaries).
“Voting and Exchange Trust Agreement” means the Voting and Exchange Trust Agreement, dated as of August 5, 2022, among us, DWSI Canada Holdings ULC, a British Columbia company and subsidiary of the Company, D-Wave Quantum Technologies and the Trustee.
Proposals
At the Annual Meeting, our stockholders will be asked:
•To elect Alan E. Baratz and Sharon Holt as Class I directors to serve until the 2029 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified;
•To approve, on an advisory basis, the compensation of our named executive officers identified in the “Executive Compensation” section of this proxy statement (the “Say-on-Pay Vote”);
• To approve, on an advisory basis, the frequency of future Say-on-Pay Votes;
•To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Recommendations of the Board of Directors
The Board of Directors recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or by visiting the website specified in your proxy card, your Common Shares will be voted on your behalf as you direct. If not otherwise specified, the Common Shares represented by the proxies will be voted as follows, and the Board of Directors recommends that you vote:
•“FOR” the election of Alan E. Baratz and Sharon Holt as Class I directors to serve until the 2029 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified;
•“FOR” the approval, on an advisory basis, of the Say-on-Pay Vote;
•“ONE YEAR” as the frequency of future Say-on-Pay Votes; and
•“FOR” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment. If you are a holder of Exchangeable Shares, your shares will be voted on your behalf by the Trustee as you direct, unless a proxy is submitted. If not otherwise specified, your voting rights will not be exercised by the Trustee.
For additional information, see "Questions and Answers About the 2026 Annual Meeting Stockholders—What if I do not specify how my shares are to be voted?" and “—How can I attend the Annual Meeting?”.
Information About This Proxy Statement
Why you received this proxy statement. You are viewing or have received these proxy materials either because you are a Company stockholder and the Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting or because you are a holder of Exchangeable Shares and you have a right to direct the Trustee to vote at the Annual Meeting on your behalf. This proxy statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, we are making this proxy statement and our 2025 Annual Report available to our stockholders and the holders of Exchangeable Shares online. On or about April 23, 2026, we will begin to mail the Internet Notice to our stockholders and the holders of Exchangeable Shares, containing instructions on how to access this proxy statement and our 2025 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and our 2025 Annual Report. The Internet Notice also instructs you on how you may submit your proxy online. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained in the proxy card or voting instruction card included in the materials.
Householding. The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce expenses.
This year, a number of brokers with account holders who are our stockholders will likely be “householding” our proxy materials. A single Internet Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you participate in “householding,” then you will continue to receive separate proxy cards. If you prefer to receive multiple sets of disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if your address is shared with another stockholder and both you and the other stockholder would like to receive only a single set of disclosure documents, you should follow the instructions below:
•If the shares are registered in your name, you should contact us either by sending a written communication to our offices at D-Wave Quantum Inc., 2650 East Bayshore Road, Palo Alto, California 94303, calling us at +1 650-285-2881, or emailing us at ir@dwavesys.com.
•If a bank, brokerage firm, or other nominee holds the shares, you should contact the bank, brokerage firm, or other nominee directly.

QUESTIONS AND ANSWERS ABOUT THE
2026 ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is April 15, 2026. You are entitled to (i) vote at the Annual Meeting if you were a holder of record of Common Shares at the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting; or (ii) direct the Trustee to vote the Special Voting Share at the Annual Meeting, attend the Annual Meeting and personally exercise the votes associated with your Exchangeable Shares as the proxy of the Trustee, or appoint a third party to attend the Annual Meeting and exercise the votes associated with your Exchangeable Shares as the proxy of the Trustee, if you were a holder of record of Exchangeable Shares at the close of business on the Record Date. Each outstanding Common Share and Exchangeable Share is entitled to one vote per share. As of the close of business on the Record Date, there were 367,250,324 Common Shares and 3,176,096 Exchangeable Shares outstanding.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in their name. Shares held in “street name” means shares that are held in the name of a bank, brokerage firm, or other nominee on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank, brokerage firm, or other nominee you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner of Common Shares, you have the right to direct your bank, brokerage firm, or other nominee how to vote your shares, and the bank, brokerage firm, or other nominee is required to vote your shares in accordance with your instructions. As the beneficial owner of Exchangeable Shares, you have the right to direct your bank, brokerage firm, or other nominee to instruct the Trustee to exercise the voting rights. If your shares are held in street name, you may not vote your shares at the Annual Meeting, unless you obtain a legal proxy from your bank, brokerage firm, or other nominee.
What are Exchangeable Shares?
On February 7, 2022, the Company entered into a transaction agreement with DPCM Capital, Inc. (“DPCM”), D-Wave Systems, DWSI Holdings Inc. (“Merger Sub”), DWSI Canada Holdings ULC, and D-Wave Quantum Technologies, pursuant to which, among other things, on the August 5, 2022 closing date: (i) Merger Sub merged with and into DPCM, with DPCM surviving as a direct, wholly-owned subsidiary of the Company, (ii) the Company indirectly acquired all of the outstanding share capital of D-Wave Systems and D-Wave Systems became an indirect subsidiary of the Company, and (iii) the Company became a public company and an SEC registrant as successor to DPCM.
In addition, shareholders of D-Wave Systems exchanged their shares for either our Common Shares or Exchangeable Shares. The Exchangeable Shares were only issued to shareholders of D-Wave Systems who made a valid election to receive these shares in lieu of our Common Shares. Exchangeable Shares may be exchanged by the holder into our Common Shares on a one-for-one basis and are economically equivalent to our Common Shares.
Holders of Exchangeable Shares (excluding any of our subsidiaries that may hold Exchangeable Shares) are entitled to exercise one vote for each Exchangeable Share that they owned as of the Record Date. Voting rights are exercised by the Trustee via the Special Voting Share pursuant to the terms of the Voting and Exchange Trust Agreement, unless a proxy is submitted.
How many shares must be present to hold the Annual Meeting?
A quorum, consisting of the holders of a majority of the voting power of the outstanding shares of stock entitled to vote at the meeting including the votes attaching to Exchangeable Shares represented by the Special Voting Share, must be present at the Annual Meeting for any business to be conducted. A quorum will be present if stockholders holding a majority of the voting power of the outstanding shares entitled to vote are present at the Annual Meeting by virtual attendance or represented by proxy.
How can I attend the Annual Meeting?
You may attend the Annual Meeting only if you are a stockholder of the Company who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting.

The Annual Meeting will be conducted via live webcast. The meeting webcast will begin promptly at 9:00 a.m. Pacific Time. Online check-in will start approximately 15 minutes before the meeting. We recommend that you log in a few minutes before the Annual Meeting to ensure you are logged in when the Annual Meeting begins.
You may attend and participate in the Annual Meeting by visiting: www.virtualshareholdermeeting.com/QBTS2026. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in street name, you should contact your bank or brokerage firm to obtain your 16-digit control number. If your shares are held in street name, and you would like to vote your shares online at the Annual Meeting, you must request and obtain a valid proxy from your bank or brokerage firm that gives you the right to vote the shares at the Annual Meeting.
Registered Holders of Exchangeable Shares. If you are a registered holder of Exchangeable Shares and wish to attend the Annual Meeting and exercise the voting rights of Exchangeable Shares directly, you must (1) request a proxy from the Trustee, which proxy can authorize the holder of the Exchangeable Shares, its designee, or a designated agent or other representative of the Company to exercise the voting rights associated with such Exchangeable Shares, and (2) not have previously given the Trustee instructions on how to exercise the voting rights of the Exchangeable Shares or have submitted a written revocation of any such previous instructions, all prior to 11:59 p.m. Eastern Time on June 2, 2026.
Beneficial Owners of Exchangeable Shares Held in “Street Name.” If you are a beneficial holder of Exchangeable Shares and wish to attend the Annual Meeting and exercise the voting rights of the Exchangeable Shares directly, you must request a legal proxy by selecting the applicable box in the voting instruction form sent to you by the bank, brokerage firm, or other nominee that is the registered holder of your shares, follow all of the applicable instructions provided by the bank, brokerage firm, or other nominee that is the registered holder of your shares and register yourself as your proxyholder. By doing so, you are instructing the bank, brokerage firm, or other nominee that is the registered holder of your shares to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by the bank, brokerage firm, or other nominee that is the registered holder of your shares. Then you must take the same steps as the registered holders of Exchangeable Shares, as set out in the preceding paragraph, all prior to 11:59 p.m. Eastern Time on June 2, 2026.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chair of the Annual Meeting is authorized by our Bylaws to adjourn the meeting, without the vote of stockholders. In addition, in the absence of a quorum, the stockholders may adjourn the meeting by the vote of a majority of the voting power of the shares represented thereat and entitled to vote thereon. Holders of Exchangeable Shares will contribute to the quorum one vote per Exchangeable Share that has been voted by the Trustee or that is represented by a proxy holder at the Annual Meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
You may receive more than one Internet Notice or set of proxy materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, by visiting the website specified in your Internet Notice, proxy card or voting instruction card, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card or voting instruction card in the enclosed envelope.
How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote:
•Online—You can vote online at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•By Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•By Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•At the virtual Annual Meeting—You can vote during the virtual Annual Meeting at www.virtualshareholdermeeting.com/QBTS2026 on June 4, 2026 starting at 9:00 a.m. Pacific Time by following the provided instructions.
Online and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 3, 2026. To vote online or by telephone, or at the virtual Annual Meeting, you will need the control number included in your Internet Notice, on your proxy card or in the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank, brokerage firm, or other nominee, you will receive instructions on how to vote from the bank, brokerage firm, or other nominee. You must follow their instructions in order for your shares to be voted. Online and telephone voting also may be offered to stockholders owning shares through certain banks and brokerage firms. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you should contact your bank or brokerage firm to obtain a legal proxy.
Holders of Exchangeable Shares. If you are a registered holder of Exchangeable Shares, you may exercise voting rights by completing, signing and mailing your voting instruction card to the Trustee, which must be received by 11:59 p.m. Eastern Time on June 2, 2026. That voting card will provide registered holders of Exchangeable Shares with the opportunity to attend the Annual Meeting and personally exercise the votes associated with such Exchangeable Shares as the proxy of the Trustee, or appoint a third party to attend the Annual Meeting and exercise the votes associated with such Exchangeable Shares as the proxy of the Trustee. If you are a beneficial holder of Exchangeable Shares, you may exercise the voting rights by submitting voting instructions to the bank, brokerage firm, or other nominee that is the registered holder of your shares via the voting instruction card you receive.
Can I change my vote after I submit my proxy?
Yes. If you are a registered stockholder, you may revoke your proxy and change your vote:
•by submitting to the Secretary of the Company a duly executed proxy bearing a later date;
•by granting a subsequent proxy online or by telephone;
•by giving written notice of revocation to the Secretary of the Company prior to the Annual Meeting; or
•by attending and voting at the virtual Annual Meeting.
Your most recent proxy card or online or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote at the Annual Meeting.
If your Common Shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank, brokerage firm, or other nominee, or you may vote at the Annual Meeting via the virtual meeting platform by obtaining a legal proxy from your bank or brokerage firm prior to the Annual Meeting.
If you are a registered holder of Exchangeable Shares, you may change your vote by submitting a written revocation of your previous instruction to the Trustee. The written revocation must be received by 11:59 p.m. Eastern Time on June 2, 2026.
If your Exchangeable Shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank, brokerage firm, or other nominee, which revocation must be received by 11:59 p.m. Eastern Time on June 2, 2026.
Who will count the votes?
A representative of Broadridge, our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?
Stockholders. If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations, as well as a description of each proposal in this proxy statement, are set forth in the section titled “Proposals to Be Voted On.”
Holders of Exchangeable Shares. If you are a registered holder of Exchangeable Shares and you do not return your voting instruction card, or if you sign and return your voting instruction card but do not provide voting instructions or request a proxy from the Trustee, your voting rights will not be exercised, and your shares will not count towards the quorum at the Annual Meeting. If you are a beneficial holder of Exchangeable Shares and you do not return your voting instruction card to your bank, brokerage firm, or other nominee that is the registered holder of your shares, the voting rights in respect of your Exchangeable Shares will not be exercised and your shares will not count towards the quorum at the Annual Meeting. The Trustee is prohibited from exercising the voting rights in respect of your Exchangeable Shares without your instructions on the election of directors and on any other proposal. Your votes will not be counted and will not count towards a quorum at the Annual Meeting if you do not direct the Trustee or submit a proxy to the Trustee.
How are proxies solicited for the Annual Meeting and who is paying for such solicitation?
Our Board of Directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to banks, brokerage firms, and other nominees to forward to the beneficial owners of the shares held of record by such banks, brokerage firms, or other nominees.
The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.
In addition, we have retained Okapi Partners LLC (“Okapi”) to assist in soliciting proxies on our behalf in connection with the Annual Meeting. We have agreed to pay Okapi a fee of $18,500, plus reasonable costs and expenses, for these services. If stockholders need assistance with casting or changing their vote, they should contact:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, New York 10036
Toll-Free: (844) 203-3605
Email: info@okapipartners.com
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a Q&A session, during which we intend to answer questions that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that are logged into the online portal with a control number will be permitted to ask questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•irrelevant to the business of the Company or to the business of the Annual Meeting;
•related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•related to any pending, threatened or ongoing litigation;
•related to personal grievances or in furtherance of the stockholder’s personal or business interests;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of questions already asked by another stockholder;

•in excess of the two question limit; or
•out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of the Board of Directors or Secretary in their reasonable judgment.
How many votes are required for the approval of the proposals to be voted upon and how will votes withheld, abstentions and broker non-votes be treated?

Proposal	Votes Required	Effect of Votes Withheld/Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes of the shares present at the virtual Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote. This means that the two (2) nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Say-On-Pay Vote	The affirmative vote of the holders of a majority of the voting power of the shares present at the virtual Annual Meeting or represented by proxy at the Annual Meeting and voting affirmatively or negatively (excluding abstentions and broker non-votes).	Abstentions and broker non-votes will have no effect.
Proposal 3: Vote to Approve the Frequency of Future Say-on-Pay Votes	The choice of frequency (one, two or three years) of future Say-on-Pay Votes that receives the most votes of the shares present at the virtual Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote (excluding abstentions and broker non-votes).	Abstentions and broker non-votes will have no effect.
Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm
The affirmative vote of the holders of a majority of the voting power of the shares present at the virtual Annual Meeting or represented by proxy at the Annual Meeting and voting affirmatively or negatively (excluding abstentions and broker non-votes).
Abstentions and broker non-votes will have no effect.
What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of Proposal 1 regarding the election of directors, or an “abstention,” in the case of Proposal 2 regarding the Say-on-Pay Vote, Proposal 3 regarding choice of the frequency of future Say-on-Pay Votes, or Proposal 4 regarding the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld will have no effect on the election of directors. Abstentions will have no effect on the Say-on-Pay Vote, the choice of the frequency of future Say-on-Pay Votes, or ratification of the appointment of Grant Thornton LLP.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (i) has not received voting instructions from the beneficial owner and (ii) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors, our Say-on-Pay Vote, and the choice of the frequency of future Say-on-Pay Votes. Broker non-votes will have no effect on the election of directors, the Say-on-Pay Vote, the choice of the frequency of future Say-on-Pay Votes, or ratification of the appointment of Grant Thornton LLP.

If you are a holder of Exchangeable Shares, and you have not submitted a proxy to the Trustee, your shares will be voted on your behalf by the Trustee as you direct. If not otherwise specified, your voting rights will not be exercised by the Trustee. For additional information, see “What if I do not specify how my shares are to be voted?”
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days of the date of the Annual Meeting.

PROPOSALS TO BE VOTED ON
Proposal 1: Election of Directors
At the Annual Meeting, two (2) Class I directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2029 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.
We currently have seven (7) directors on our Board of Directors. Our current Class I Directors are Alan E. Baratz and Sharon Holt. The Board of Directors has nominated each of the foregoing director candidates to serve as Class I directors until the 2029 Annual Meeting.
The proposal regarding the election of directors requires the approval of a plurality of the votes of the shares present at the virtual Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote. This means that the two (2) nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
In accordance with our Charter and Bylaws, our Board of Directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to the directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election.
The current class structure is as follows: Class I, whose current term will expire at the Annual Meeting; Class II, whose term will expire at the 2027 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2028 Annual Meeting of Stockholders. The current Class I Directors are Alan E. Baratz and Sharon Holt; the current Class II Directors are John D. DiLullo and Rohit Ghai; and the current Class III Directors are Steven M. West, Roger Biscay, and Kirstjen Nielsen.
Upon the recommendation of our Nominating and Governance Committee, our Board of Directors has nominated the two persons listed below to stand for a term expiring at the 2029 Annual Meeting of Stockholders and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal. Each nominee listed below is currently serving as a director and is willing and able to serve as a director.
Our Charter and Bylaws provide that, subject to the rights of holders of any series of preferred stock, the authorized number of directors may be changed from time to time by the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that the number of directors in each class is divided as nearly equal as reasonably possible.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the Common Shares represented thereby for the election as directors of the persons whose names and biographies appear below. In the event that Alan E. Baratz or Sharon Holt should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board of Directors may elect to reduce its size. The Board of Directors has no reason to believe that any of the director nominees will be unable to serve if elected. Each of the director nominees has consented to being named in this proxy statement and to serve if elected.
Vote Required
The proposal regarding the election of directors requires the approval of a plurality of the votes of the shares present at the virtual Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote. This means that the two (2) nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board of Directors
The Board of Directors unanimously recommends a vote “FOR” the election of each of the following director nominees.

Nominees For Class I Director (terms to expire at the 2029 Annual Meeting)
The nominees for election to the Board of Directors are as follows:

Name	Age(*)	Served as a Director Since	Position with the Company
Alan E. Baratz	71	January 14, 2020	President, Chief Executive Officer and Director
Sharon Holt	61	November 22, 2024	Director
__________________
(*)Age as of April 15, 2026.

The principal occupations and business experience, for at least the past five years, of each director nominee for election at the Annual Meeting are as follows:
Alan E. Baratz
Dr. Baratz became the Chief Executive Officer of D-Wave Systems in January 2020 and of the Company in August 2022. Previously, as Executive Vice President of R&D and Chief Product Officer of D-Wave Systems from August 2018 to December 2019, he drove the development, delivery, and support of all of the company’s products, technologies, and applications. Dr. Baratz also acted as Senior Vice President of Software & Applications of D-Wave Systems from August 2017 to August 2018. He has over 25 years of experience in product development and bringing new products to market at leading technology companies and software startups. As the first president of JavaSoft at Sun Microsystems, Dr. Baratz oversaw the growth and adoption of the Java platform from its infancy to a robust platform supporting mission-critical applications in nearly 80 percent of Fortune 1000 companies. He has also held executive positions at Symphony, Avaya, Cisco, and IBM. He served as chief executive officer and president of Versata, Zaplet, and NeoPath Networks, and as a managing director at Warburg Pincus LLC. Dr. Baratz also served on the board of Versata from 2003 to 2005 and the board of TRW Inc. in 2002. Dr. Baratz holds a doctorate in computer science from the Massachusetts Institute of Technology.
We believe Dr. Baratz is qualified to serve on our Board of Directors because of his extensive knowledge of the Company, past public company board experience, and significant experience in product development and, specifically, bringing new products to market.
Sharon Holt
Ms. Holt is the co-founder and has served as a principal at Fraser Stuart Ventures, LLC, a private investment and advisory firm since 2016. From 2019 to 2025 she served on the board of directors of Infinera Corporation (Nasdaq: INFN), an industry-leading supplier of intelligent transport network solutions (“Infinera”). Ms. Holt also served as the chair of Infinera’s compensation committee and previously served as the chair of Infinera’s nominating and governance committee. From August 2016 to May 2021, Ms. Holt served on the board of directors of Immersion Corporation (Nasdaq: IMMR), a developer of haptics technology for cellphones and other devices, having served as the chairman of the board, lead independent director, the chair of the nominating and governance committee, the chair of the compensation committee and a member of the audit committee. From 2004 to 2012, Ms. Holt was a senior executive at Rambus Inc., a leading technology development and licensing company, where she served as Senior Vice President of Sales, Licensing and Marketing and Senior Vice President and General Manager of the Semiconductor Business Group. From 1999 to 2004, Ms. Holt served as an executive at Agilent Technologies in the Semiconductor Products Group (now Broadcom), where her last position was Vice President & General Manager of Americas Field Operations, overseeing sales and technical support operations for the semiconductor business, including ASICs, ASSPs, optical and wireless ICs. Prior to that, she ran sales operations focused on Agilent’s largest global customers. From 1986 to 1999, Ms. Holt held various positions at HP in Applications Engineering, Sales, and Distribution Channel Management for the Semiconductor Products Group. Ms. Holt received a BS in Electrical Engineering from Virginia Polytechnic Institute and State University (Virginia Tech).

We believe Ms. Holt is qualified to serve on our Board of Directors because of her significant investment, technology, operational, go-to-market and marketing experience, and service as a public company board member.

Continuing Members of the Board of Directors:
Class II Directors (terms to expire at the 2027 Annual Meeting)
The current members of the Board of Directors who are Class II Directors are as follows:

Name	Age(*)	Served as a Director Since	Position with the Company
John D. DiLullo	59	October 28, 2024	Director
Rohit Ghai	56	October 28, 2024	Director
__________________
(*)Age as of April 15, 2026.
John D. DiLullo
Mr. DiLullo has served as the chief executive officer at Deepwatch, a leading managed security platform for cyber resilient enterprises, since July 2024. With a track record spanning more than 30 years in technology, including more than 15 years in networking and cybersecurity, Mr. DiLullo brings leadership expertise in growth and profitability transformation. A long-time customer advocate, Mr. DiLullo is focused on improving a customer’s technology adoption experience, championing customer success and ROI, and embracing specialized routes to market for significant growth. Mr. DiLullo also has significant experience applying artificial intelligence and machine learning to drive business transformation in enterprise software and cybersecurity. As CEO of Deepwatch, he has led the company’s transition toward AI-driven, automated security operations, improving cost efficiency and scalability while enhancing customer outcomes. Across prior leadership roles, he has leveraged AI and data-driven technologies to improve go-to-market effectiveness, retention, and unit economics. His experience includes deploying AI in areas such as analytics, automation, and speech-to-text, with a consistent focus on aligning AI investments to measurable financial and operational results. Prior to his role at Deepwatch, Mr. DiLullo served as Operating Advisor of STG - Symphony Technology Group (March 2024 - May 2024), Chief Executive Officer of LiveVox Holdings (“LiveVox”) (November 2022 - March 2024), Chief Revenue Officer of Forcepoint (January 2021 - October 2022), Operating Partner of Francisco Partners (November 2020 - February 2021), and Chief Executive Officer of Lastline, Inc. (July 2018 - July 2020). Mr. DiLullo has also served in senior executive level positions with F5 Networks, HP/Aruba Networks, Avaya, Cisco Systems, and SonicWall. Mr. DiLullo has also served as a Board advisor for Tetrate since 2020 and as a director for LiveVox from November 2022 to January 2024. Mr. DiLullo holds a bachelor’s degree in science in electrical engineering from Villanova University.
We believe that Mr. DiLullo is qualified to serve on our Board of Directors due to his significant corporate operational experience, extensive experience in the technology industry, including cybersecurity, and prior public company experience.
Rohit Ghai
Mr. Ghai has served as President and CEO of Barracuda Networks since September 2025. He is also a member of the board of directors. Barracuda is a global company that offers cyber security solutions to resource constrained organizations. Prior to Barracuda, he was chief executive officer of RSA Security (“RSA”), a global leader in identity and access management solutions for security-first organizations, since 2017, and a director of RSA since 2020. Mr. Ghai has experience in both startups and large enterprises, with expertise in digital transformation in highly regulated markets and knowledge across software, systems and security. Mr. Ghai was president of RSA during its tenure as a Dell Technologies business. Prior to that, he served as president of Dell EMC’s Enterprise Content Division and held senior engineering and management roles at Symantec, Computer Associates and Cheyenne Software. Mr. Ghai currently serves as a director for Pega Systems (Nasdaq: PEGA) since January 2025 and has also served as a director for Everbridge from January 2023 to July 2024, while it was a public company. Mr. Ghai holds a master’s degree in computer science from the University of South Carolina and a bachelor’s degree in computer science from the Indian Institute of Technology (IIT), Roorkee.
We believe Mr. Ghai is qualified to serve on our Board of Directors due to his significant corporate operational experience, his expertise across software, systems and cybersecurity, and prior public company experience as a board member.

Class III Directors (terms to expire at the 2028 Annual Meeting)
The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age(*)	Served as a Director Since	Position with the Company
Steven M. West	70	June 29, 2009	Chair of the Board
Roger Biscay	58	August 5, 2022	Director
Kirstjen Nielsen	53	January 10, 2023	Director
__________________
(*)Age as of April 15, 2026.

Steven M. West
Mr. West is a 40-year veteran of the information technology and media marketplace. He is the founder and has been a managing partner of Emerging Company Partners LLC, a technology-consulting firm located in Incline Village, Nevada, since February 2004. Mr. West has held executive leadership positions in both large and early-stage information technology companies located in North America, Asia and Europe. His leadership positions have included CEO of Entera, an Internet content delivery firm (acquired by Blue Coat Systems, Inc.), President and CEO of Hitachi Data Systems in Santa Clara, California and Group Executive of EDS in Plano, Texas. As a partner in Emerging Company Partners LLC, Mr. West has completed consulting engagements with numerous companies specializing in early-stage firms. Mr. West’s public board experience includes Cisco Systems from 1996 to 2019. As a board director of Cisco, he was audit committee chair and a member of the finance committee. He also served as a board member of Autodesk from 2008 to 2018 and was a member of the audit committee and chair of their compensation committee. He has also served on the boards of Delta-Q Technologies and Bycast Inc. Currently, Mr. West is a licensed Broadcast Engineer by the Federal Communications Commission. He also is an active member in the Institute of Electrical and Electronics Engineers (IEEE).
We believe that Mr. West is qualified to serve on our Board of Directors due to his extensive experience leading technology companies and service as a public company board member.
Roger Biscay
Mr. Biscay holds over 20 years of diverse leadership experience driving strategy, organizational planning, financial management, and compliance across high-tech public and private companies and non-profit organizations. Mr. Biscay has served as Senior Vice President and Treasurer of Cisco Systems, which designs and sells a broad range of technologies, since April 2017 where his responsibilities include corporate finance, investments, cash management, foreign exchange, risk transfer, safety, security and business resiliency. Mr. Biscay has also served on the board of directors of Wasabi Technologies since August 2021, including as a member of the Audit Committee and Chair of the Nomination, Governance & Sustainability Committee. Mr. Biscay has also held senior financial markets positions in the areas of fixed income, equity capital markets and foreign exchange with major global financial institutions including the Royal Bank of Canada, Banque Paribas and Lehman Brothers in New York, London, Paris and San Francisco. Mr. Biscay is a graduate of the University of San Francisco where he received both his MBA and BS in Finance.
We believe Mr. Biscay is qualified to serve on our Board of Directors because of his significant financial management and organizational planning experience across numerous high-tech companies.
Kirstjen Nielsen
Sec. Nielsen brings deep experience at the intersection of national security, enterprise risk, cybersecurity, and critical infrastructure resilience. She has served as President of Lighthouse Strategies, a national security consultancy she founded focused on emerging technology and emerging threats, since 2019. From 2017 to 2019, Sec. Nielsen served as the sixth Secretary of the U.S. Department of Homeland Security leading the 240,000 law enforcement, civilian, and military employees and overseeing the development and expenditure of its $70 billion in total annual budget authority. As an attorney, public servant, successful entrepreneur, subject matter expert, and regular public speaker, she brings over two decades of domestic and international experience in the homeland and national security sectors and has advised governments, private sector companies, international organizations, and NGOs throughout her career. She continues to promote government, nonprofit, and private sector security collaboration. Sec. Nielsen serves on the Board of Advisors for the Global and National Security Institute at the University of South Florida, as a Board Member of the Global Resilience Federation, the Business Council for International Understanding, the McCrary Institute for Cyber and Critical Infrastructure and the National Defense University Foundation Board. Sec. Nielsen also sits on the Advisory Boards of several emerging technology companies and charities. She holds a B.S. in Foreign Service from Georgetown University and a J.D. from the University of Virginia School of Law.
We believe Sec. Nielsen is qualified to serve on our Board of Directors because of her significant experience in the homeland and national security sectors and role as a key advisor to governments, private sector companies, international organizations, and NGOs.

Proposal 2: Advisory Vote to Approve the Compensation of Our Named Executive Officers
The SEC’s rules enable our stockholders to approve, on an advisory or non-binding basis, the compensation of our “named executive officers” as described in this proxy statement. We encourage you to review the section titled “Executive Compensation,” which provides an overview of our executive compensation program and its elements and objectives, and the section titled “Pay Versus Performance.”
This proposal, commonly referred to as the “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or the compensation of any specific named executive officer, but rather the overall compensation of all of our named executive officers and the compensation philosophy, policies and practices described in this proxy statement.
The Say-on-Pay Vote is advisory, and therefore is not binding on us, our Board of Directors, or the Compensation Committee of our Board of Directors (the “Compensation Committee”). However, our Board of Directors and our Compensation Committee value the opinions of our stockholders. The Say-on-Pay Vote will provide us information regarding investor sentiment about our executive compensation philosophy, policies and practices, which our Compensation Committee will be able to consider when making future executive compensation decisions.
To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, we will endeavor to communicate with stockholders to better understand the concerns that influenced the vote and consider our stockholders’ concerns. Our Board of Directors and Compensation Committee will evaluate whether any actions are necessary to address those concerns.
We are asking our stockholders to approve the compensation of our named executive officers as described in this proxy statement by voting for the following non-binding resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to our named executive officers as disclosed in the proxy statement for the 2026 Annual Meeting of Stockholders, pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion.”
Vote Required
The approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of the holders of a majority of the voting power of the shares present at the virtual Annual Meeting or represented by proxy at the Annual Meeting and voting affirmatively or negatively (excluding abstentions and broker non-votes). Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of the Board of Directors
The Board of Directors recommends a vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement.

Proposal 3: Advisory Vote on the Frequency of
Future Stockholder Advisory Votes on the Compensation of Our Named Executive Officers
In addition to the advisory “Say-on-Pay” vote set forth in Proposal 2 of this proxy statement, under the SEC’s rules, stockholders are also entitled, at least once every six years, to indicate on an advisory basis their preference regarding how frequently we should hold the “Say-on-Pay” vote. This non-binding advisory vote is commonly referred to as a “Say-on- Frequency” vote.
This “Say-on-Frequency” proposal does not provide stockholders with the opportunity to vote for or against any particular resolution. Rather, it permits stockholders to choose how often they would like us to include a Say-on-Pay Vote on the agenda for our annual meeting of stockholders. In particular, we are asking our stockholders to indicate whether they would prefer that we hold a Say-on-Pay Vote every one year, every two years or every three years.
As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our Board of Directors and our Compensation Committee value the opinions of our stockholders in this matter and, to the extent there is any significant vote in favor of one time period over another, will consider the outcome of this “Say-on-Frequency” vote when making future decisions regarding the frequency of holding Say-on-Pay Votes.
After considering the benefits and consequences of each alternative, our Board of Directors recommends that a Say-on-Pay Vote be submitted to the stockholders every ONE year. In formulating its recommendation, our Board of Directors considered that compensation decisions are made annually and that an annual Say-on-Pay Vote will allow stockholders to provide more frequent and direct input on our compensation philosophy, policies and practices.
Vote Required
The choice of frequency, whether one year, two years or three years, that receives the most votes at the Annual Meeting will be considered our stockholders’ preferred frequency for holding Say-on-Pay Votes. Abstentions and broker non-votes will have no effect on this proposal.
Recommendation of the Board of Directors
The Board of Directors recommends a frequency of “ONE YEAR” for future advisory votes on the compensation of our named executive officers.

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Board of Directors has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Grant Thornton is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Grant Thornton has served as our independent registered public accounting firm since August 24, 2023 and served in such capacity for our last two fiscal years ended December 31, 2024 and December 31, 2025.
Neither Grant Thornton nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services.
A representative of Grant Thornton is expected to attend the Annual Meeting and to have an opportunity to make a statement if they wish to do so and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Grant Thornton is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2026. Even if the appointment of Grant Thornton is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the best interest of the Company.
Vote Required
This proposal requires the affirmative vote of the holders of a majority of the voting power of the shares present at the virtual Annual Meeting or represented by proxy at the Annual Meeting and voting affirmatively or negatively (excluding abstentions and broker non-votes).
Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Grant Thornton, we do not expect any broker non-votes in connection with this proposal.
Recommendation of the Board of Directors
The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee’s role is to oversee the Company’s financial reporting process. Management is responsible for determining that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles. In addition to fulfilling its oversight responsibilities as set forth in its charter and further described in the section titled “Committees of the Board of Directors,” the Audit Committee has done the following things:
•Prior to the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, reviewed and discussed with management the Company’s audited consolidated financial statements.
•Discussed with Grant Thornton LLP the matters required to be discussed under auditing standards established from time to time by the Public Company Accounting Oversight Board (“PCAOB”) and SEC rules and regulations.
•Evaluated Grant Thornton LLP’s qualifications, performance, and independence (consistent with SEC requirements), which included the receipt and review of the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of PCAOB regarding Grant Thornton LLP’s independence and discussions with Grant Thornton LLP regarding its independence.
Based on the reviews and discussions cited above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC.
Roger Biscay (Chair)
Sharon Holt
Steven M. West

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of Grant Thornton LLP (“Grant Thornton”), our independent registered public accounting firm for 2025 and 2024, billed to us for each of the last two fiscal years for audit services and for other services:

Fee Category	2025 (USD)	2024 (USD)
Audit Fees	$1,237,500	$714,000
Tax Fees	8,584	—
Total Fees	$1,246,084	$714,000
Audit Fees
Audit fees for the fiscal years ended December 31, 2025 and 2024 include fees invoiced for professional services rendered for the audit of our annual consolidated financial statements; for reviews of our financial statements included in our Quarterly Reports on Form 10-Q and other SEC filings; and fees related to consents and comfort letters issued in connection with financings and assistance with the review of our SEC filings.
Tax Fees
Tax fees consist of fees billed for professional services relating to tax compliance and tax advisory services.
Audit Committee Pre-Approval Policy and Procedures
Our Audit Committee’s policy is to review in advance and pre-approve all audit or non-audit services to be provided by our independent auditor or other auditors and to approve all related fees and terms thereof. Pre-approval will be given either as part of our Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit, case-by-case basis before the independent registered public accounting firm is engaged to provide each service. All of the services relating to the fees in the table above were approved by our Audit Committee.

EXECUTIVE OFFICERS
The following table identifies our executive officers as of April 15, 2026:

Name	Age(1)	Current Position
Alan E. Baratz(2)	71	President, Chief Executive Officer and Director
John M. Markovich(3)	69	Executive Vice President and Chief Financial Officer
Diane Nguyen(4)	41	Executive Vice President, Chief Legal Officer and General Counsel
Sophie C. Ames(5)	61	Executive Vice President and Chief Human Resources Officer
Stanley T. Black(6)	60	Executive Vice President and Chief Information Security Officer
__________________
(1)Age as of April 15, 2026.
(2)See biography on page 12 of this proxy statement.
(3)Mr. Markovich has served as our Chief Financial Officer since August 2022 and previously served as D-Wave Systems’ Chief Financial Officer from August 2021 to August 2022. Mr. Markovich is a strategic financial leader with over thirty years of executive financial management experience working with rapidly growing private and public technology companies across all stages of development. He has directed the finance, accounting, tax, treasury, M&A, legal, operations, customer service, IR, HR, and IT functions for companies ranging from privately held pre-revenue startups to a NYSE-listed Fortune 500 multi-national company with over $1.2 billion in annual revenue. During his career, he has negotiated and closed over 150 debt, equity, M&A, and joint venture transactions exceeding $4.0 billion in value; over a dozen private placements; over a dozen M&A transactions; and several international joint ventures. From August 2020 to July 2021, Mr. Markovich had his own consulting firm where he advised early-stage technology companies on various financial and strategic matters. From June 2019 to July 2020, Mr. Markovich served as Chief Financial Officer of XANT, Inc., a privately held SaaS company with an AI-powered sales enablement platform. From August 2016 to May 2019, he served as Chief Financial Officer of OmniGuide Holdings, Inc. a private equity-backed multinational medical device manufacturer. Previously, Mr. Markovich held Chief Financial Officer positions at three public companies including Optical Coating Laboratories, Inc., Tickets.com Inc., and Emcore Corp., and several private technology companies including Auto-By-Tel.com, Inc., Energy Innovations, Inc., Veritone, Inc. and XANT, Inc. Mr. Markovich holds a BS in Business from Miami University and an MBA from the Michigan State Graduate School of Business.
(4)Ms. Nguyen has served as our Executive Vice President, Chief Legal Officer and General Counsel and Corporate Secretary since July 31, 2025. She previously served as General Counsel and Corporate Secretary from May 1, 2023 to July 2025 and Vice-President, Legal from July 2021 through April 2023. Ms. Nguyen oversees all legal aspects of our day-to-day operations and the proper governance of the Company, and leads the Intellectual Property team in the development and protection of our world-class patent portfolio. Ms. Nguyen holds over 10 years of broad-based legal experience, including negotiating commercial agreements, corporate governance, business financing, intellectual property, and risk assessment. She joined D-Wave in 2018. From 2012 to 2017, she practiced corporate, commercial and intellectual property law at Morency, Société d’avocats, LLP. She also served on the Board of the BC SPCA. Ms. Nguyen is a member of the bars of British Columbia and Quebec, an Authorized House Counsel with the Florida Bar and is a registered trademark agent. She holds a Master’s degree in Business Law from the University of Montreal.
(5)Ms. Ames has served as our Executive Vice President and Chief Human Resources Officer since September 2024. In this role, she is responsible for our global human capital strategy, including talent acquisition, learning and development, organizational effectiveness, compensation and benefits, and HR operations essential to our growth. Prior to joining the Company, Ms. Ames served as Executive Vice President and Chief People Officer at Mitel Networks Corporation from 2023 to 2024, where she led HR strategy and organizational integration following a significant acquisition. Before that, she served as Senior Vice President and Chief Human Resources Officer at ServiceMax, Inc. from 2021 to 2023, a field service management software company that was subsequently acquired by PTC Inc. Ms. Ames has over 25 years of global human resources experience in public and private international technology and services companies. She holds a bachelor’s degree in Applied Foreign Languages/Business from Université Paul Valéry, Montpellier, France. Ms. Ames also holds a current NACD Directorship certification from the National Association of Corporate Directors.
(6)Mr. Black has served as our Executive Vice President and Chief Information Security Officer since September 2025. In this role, he is responsible for our enterprise cyber security, product security, risk management, compliance, physical security, safety, and related governance functions. Mr. Black is a security veteran with more than 20 years of experience protecting global enterprises and guiding security strategy at technology companies. Prior to joining us, Mr. Black held executive security leadership roles at Nuance Communications for three years, Citrix for six years, and Delinea for three years. He has built his career around making security practical, scalable, and effective whether in multi-cloud environments, AI governance, or regulatory compliance. His leadership has helped shape public-private security collaborations and anti-cyberterrorism efforts, and he has also pioneered AI-driven frameworks for risk management, setting a model for how organizations adopt emerging technology responsibly.

CORPORATE GOVERNANCE
General
Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Conduct, and charters for our Audit Committee, Compensation Committee, Cybersecurity Committee, and Nominating and Governance Committee to assist the Board of Directors in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our Corporate Governance Guidelines, our Code of Conduct and the current charter of each standing committee of our Board of Directors in the “Governance” section of our Investors Relations website located at ir.dwavequantum.com, or by emailing ir@dwavesys.com.
Board of Directors Composition
Our business and affairs are organized under the direction of the Board of Directors. Our Board of Directors currently consists of seven members: Alan E. Baratz, Roger Biscay, John D. DiLullo, Rohit Ghai, Sharon Holt, Kirstjen Nielsen and Steven M. West. Our Charter and Bylaws provide that the Board of Directors may establish the authorized number of directors from time to time by resolution. Subject to the rights of any series of preferred stock to remove directors elected by the holders of such series of preferred stock, neither the entire Board of Directors nor any individual director may be removed from office without cause. Subject to any limitations imposed by applicable law and the rights of any series of preferred stock to remove directors elected by the holders of such preferred stock, any individual director or the entire Board of Directors may be removed from office with cause by the affirmative vote of the holders of at least 66 2/3% of the voting power of all then-outstanding shares of our capital stock entitled to vote on the election of such directors.
Director Independence
Our Board of Directors has undertaken a review of the independence of each director. Based on information provided by each director concerning their background, employment and affiliations, our Board of Directors has determined that Roger Biscay, John D. DiLullo, Rohit Ghai, Sharon Holt, Kirstjen Nielsen and Steven M. West do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of such individuals is “independent” as defined under the NYSE listing standards. In making the determination of independence for Mr. DiLullo, the Board considered Mr. DiLullo's acquaintance with our CEO, Alan E. Baratz, who he has known for over 15 years and with whom he has socialized outside a professional setting on a few occasions. The Board evaluated this relationship and concluded that it does not impair Mr. DiLullo’s ability to act independently. In making the determinations for the other independent directors, our Board of Directors considered the current and prior relationships that each individual has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our securities by each non-employee director and the relevant transactions described in the section titled “Certain Relationships and Related Person Transactions.” There are no family relationships among any of our directors, director nominees or executive officers.
Executive Sessions
As part of every regularly scheduled meeting of the Board of Directors, all independent directors meet in an executive session without Dr. Baratz, our sole management director, or any other members of the Company’s management present. The Chair of the Board of Directors, currently Steven M. West (and, if the Chair of the Board of Directors is not an independent director, then the Lead Independent Director, as designated by the Board of Directors) presides at these executive sessions.
Director Candidates and Stockholder Nominations
The Nominating and Governance Committee has, as one of its responsibilities, the recommendation of director candidates to the full Board of Directors. Nominees for directorship are identified and evaluated in accordance with the criteria and procedures set forth in the Corporate Governance Guidelines and the Nominating and Governance Committee’s charter.
The Nominating and Governance Committee uses a variety of methods to identify director nominees. The Nominating and Governance Committee may consider candidates recommended by management, by members of the Nominating and Governance Committee, by the Board of Directors, by stockholders or by a third party it may engage to conduct a search for possible candidates.
Once potential candidates are identified (both new candidates and current Board of Directors members), the Nominating and Governance Committee evaluates the individuals in accordance with a number of criteria. The Nominating and Governance Committee does not have a formal policy with respect to diversity and inclusion; however, it seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to the Board of Directors’ overall effectiveness. This assessment includes an individual’s independence from the Company, as well as consideration of age, skills, experience and diversity, in the context of the needs of the Company. In addition, the Nominating and Governance Committee considers each candidate’s simultaneous service on other public company boards, financial literacy, character and ability to meet the Board of Directors’ expectations regarding, among other things, sufficient time, energy and attention to the role, and the absence of conflicts of interest under our Code of Conduct or other Company policies applicable to directors.
The Nominating and Governance Committee will consider director candidates recommended by stockholders on the same basis that it evaluates other nominees for director. In doing so, the Nominating and Governance Committee will evaluate director candidates in light of the general criteria outlined above. Our Bylaws provide that any stockholder of record entitled to vote for the election of directors at the applicable meeting of stockholders may nominate persons for election to our Board of Directors, if such stockholder complies with the applicable notice procedures and information requirements, which are referenced in the section titled “Stockholders’ Proposals.”
Communications from Stockholders
Stockholders and other interested parties who wish to communicate with the Chair of the Board of Directors, the independent or non-management directors, or the Board of Directors as a whole, should address such communications to the applicable party or parties and send via e-mail: c/o Secretary, ir@dwavesys.com. The Secretary will review all incoming communications and forward such communications to the appropriate member(s) of our Board of Directors. The Secretary will generally not forward communications that are unrelated to the duties and responsibilities of our Board of Directors, including communications that the Secretary determines to be primarily commercial in nature, personal grievances, and materials that are patently offensive or otherwise inappropriate.
Board of Directors Leadership Structure and Role in Risk Oversight
Our Chair of the Board of Directors is elected by the Board of Directors. Currently, the Chair of the Board of Directors is not our Chief Executive Officer. However, our Board of Directors believes that the Company and its stockholders are best served by maintaining flexibility to have any director serve as the Chair of the Board of Directors. Therefore, our Board of Directors believes that a permanent policy on whether the Chair of the Board of Directors and Chief Executive Officer positions should be separated or combined is not appropriate.
To maintain the independent integrity of the Board of Directors, however, if the Chair of the Board of Directors is not an independent director, our Board of Directors will appoint a Lead Independent Director. The Lead Independent Director’s responsibilities shall include:
•presiding at all meetings of the Board of Directors at which the Chair of the Board of Directors is not present, including executive sessions of the independent directors;
•serving as liaison between the Chair of the Board of Directors and the independent directors;
•reviewing and approving materials to be sent to the Board of Directors;
•approving the meeting agendas for the Board of Directors;
•approving meeting schedules to assure that there is sufficient time for discussion of all agenda items;
•having the authority to call meetings of the independent directors; and
•if requested by major stockholders, ensuring availability for consultation and direct communication.
If the Chair of the Board of Directors is an independent director, then he or she will handle the foregoing responsibilities.
One of the key functions of our Board of Directors is informed oversight of our risk management processes. Our Board of Directors does not have, and does not anticipate having, a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular:
•our Board of Directors is responsible for monitoring and assessing strategic risk exposures;
•our Audit Committee is responsible for (i) reviewing and discussing with management and our internal audit group our major financial risk exposures and management’s risk assessment and risk management policies, (ii) reviewing with management our assessment of supply chain and other supply-related threats and risks, and actions we are taking to address such threats and risks and (iii) providing oversight for our legal and regulatory compliance, in collaboration with the Cybersecurity Committee where legal and regulatory requirements relate to cybersecurity;

•our Compensation Committee is responsible for reviewing and discussing the material risks associated with our executive compensation structure, policies and programs and assessing and monitoring whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements; and
•our Cybersecurity Committee is responsible for reviewing with management our cybersecurity and privacy risk exposures and cybersecurity risk management framework and, in collaboration with the Audit Committee, overseeing our compliance with legal and regulatory requirements related to cybersecurity.
For additional information about our cybersecurity strategy and initiatives, see Part I, Item 1C of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. For additional information about the responsibilities of the standing committees of the Board of Directors and summaries of their respective charters, see the section titled “Committees of the Board of Directors.”
Code of Conduct
We have a Code of Conduct applicable to all of our directors, officers, employees, consultants and agents who conduct business on our behalf. The Code of Conduct is available at the investors section of our website at ir.dwavequantum.com. Any amendments to the Code of Conduct, or any waivers of its requirements, are expected to be disclosed on our website to the extent required by applicable SEC rules and NYSE requirements. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this proxy statement.
Insider Trading, Anti-Hedging and Anti-Pledging Policies
We have an Amended and Restated Securities Trading Policy (the “Securities Trading Policy”), which governs purchases, sales, and other transactions in our securities by directors, officers, employees, contractors and consultants that we determine to be subject to the Securities Trading Policy, and the related parties of each of the foregoing (collectively “Covered Persons”). The Securities Trading Policy is designed to promote compliance with insider trading laws, rules and regulations, and the NYSE listing standards. Our Securities Trading Policy prohibits Covered Persons and their designees from purchasing any financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engaging in transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of our equity securities whether they are (i) granted to such Covered Person by us as part of his or her compensation, or (ii) otherwise held, directly or indirectly, by such Covered Person. The Securities Trading Policy also prohibits Covered Persons from purchasing our securities on margin or pledge, or otherwise granting a security interest in our securities in margin accounts. A copy of our Securities Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Clawback Policy
We have a clawback policy (the “Clawback Policy”) adopted in compliance with NYSE requirements and SEC rules. In general, the Clawback Policy requires us to recover, in a reasonably prompt manner, covered compensation erroneously awarded to a covered officer in the event of an accounting restatement, without regard to any taxes paid. “Erroneously Awarded Compensation” is generally the amount of incentive-based compensation received by the covered officer, during an applicable three fiscal year recovery period immediately preceding an accounting restatement trigger date (but on or after October 2, 2023), that exceeds the amount of incentive-based compensation that otherwise would have been received during such period had it been determined based on the relevant restated amounts. “Incentive-Based Compensation” is generally compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure, and “financial reporting measure” includes stock price and total shareholder return. “Accounting Restatement” means any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.
Under the Clawback Policy, we generally are not required to recover such excess compensation if the Compensation Committee has determined that recovery would be impracticable and (i) we have already attempted to recover such amount but the direct expense paid to a third party to assist in enforcing the Clawback Policy would exceed the amount to be recovered, (ii) recovery would violate applicable home country law that was adopted prior to November 28, 2022, or (iii) recovery would likely cause an otherwise tax-qualified retirement plan to fail to meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code”). We may not indemnify any such covered officer against the loss of such recovered compensation.
Each of our executive officers has acknowledged and accepted the Clawback Policy. A copy of the Clawback Policy was filed as Exhibit 97 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Attendance by Members of the Board of Directors at Meetings
The Board of Directors met seven (7) times in 2025. Each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which are available on our website at ir.dwavequantum.com, directors are expected to attend the annual meeting of stockholders, Board of Directors meetings and meetings of committees on which they serve. Accordingly, a director is expected to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Directors are expected to review meeting materials prior to Board of Directors and committee meetings and, when possible, should communicate in advance of meetings any questions or concerns that they wish to discuss so that management will be prepared to address the same. Each director’s attendance at, and preparation for, Board of Directors meetings and meetings of committees on which they serve shall be considered by the Nominating and Governance Committee when recommending director nominations.

COMMITTEES OF THE BOARD OF DIRECTORS
Our Board of Directors has established four standing committees consisting of non-employee directors, each of which operates under a written charter that has been approved by our Board of Directors—the Audit Committee, the Compensation Committee, the Cybersecurity Committee, and the Nominating and Governance Committee.
The current members of each of the Board of Directors committees and the committee Chairs are set forth in the following table.

Name	Audit	Compensation	Cybersecurity	Nominating and Governance
Roger Biscay	Chair			X
John D. DiLullo		Chair
Rohit Ghai		X	X	X
Sharon Holt	X		X	Chair
Kirstjen Nielsen		X	Chair
Steven M. West	X
Audit Committee
The primary purposes of the Audit Committee are to discharge the responsibilities of the Board of Directors with respect to our corporate accounting and financial reporting processes and systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of the Audit Committee include but are not limited to:
•helping the Board of Directors oversee our corporate accounting and financial reporting processes;
•managing the selection, engagement, compensation, qualifications, independence and performance of a qualified firm to serve as our independent registered public accounting firm to audit our financial statements;
•discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our quarterly unaudited and annual audited financial statements;
•obtaining and reviewing a report from the independent registered public accounting firm at least annually that assesses such firm’s independence and describes the firm’s internal quality control procedures, material issues raised by its most recent quality control review or inquiries by governmental or professional authorities, and steps taken to deal with such issues;
•reviewing in advance and approving, or, as permitted, pre-approving all audit or permissible non-audit services to be provided by our independent registered public accounting firm or other auditors and approving all related fees and terms of engagement;
•establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and for employees to submit concerns confidentially and anonymously about questionable accounting or audit matters;
•providing oversight for our legal and regulatory compliance, in collaboration with the Cybersecurity Committee where legal and regulatory requirements relate to cybersecurity;
•reviewing and approving or ratifying related person transactions in accordance with our related person transactions policy;
•overseeing compliance with our corporate investment policy, together with our Chief Financial Officer; and
•reviewing and advising the Board with respect to the approval of any amendment to or waiver from our Code of Conduct for the executive officers, directors and senior financial officers and any public disclosure made regarding such change or waiver, and advising the Board with respect to our policies and procedures regarding compliance with our Code of Conduct.
Under its charter, the Audit Committee has the authority, in its sole discretion, to retain or terminate independent legal counsel, accounting advisors or any other advisors, consultants or professionals (collectively, the “Audit Advisors”) to assist the Audit Committee in its responsibilities, and the Audit Committee is directly responsible for overseeing the work of such Audit Advisors. The Audit Committee charter is available on our website at ir.dwavequantum.com.

Our Audit Committee consists of Roger Biscay, Sharon Holt, and Steven M. West. The Chair of the Audit Committee is Roger Biscay. Our Board of Directors has determined that all members are independent under the NYSE’s listing standards and Rule 10A-3(b)(1) of the Exchange Act. Our Board of Directors has determined that Roger Biscay is an “audit committee financial expert” within the meaning of SEC regulations and the NYSE’s listing standards. Our Board of Directors has also determined that each member of the Audit Committee can read and understand fundamental financial statements, in accordance with applicable requirements, and all members of the Audit Committee are “financially literate” in accordance with the NYSE’s listing standards.
The Audit Committee met five (5) times in 2025.
Compensation Committee
The primary purpose of the Compensation Committee is to discharge the responsibilities of the Board of Directors in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to executive officers and other senior management, as appropriate. Specific responsibilities of the Compensation Committee include but are not limited to:
•annually reviewing and approving the compensation of the Chief Executive Officer, other executive officers and senior management, including reviewing and approving compensation increases and promotions for the Chief Executive Officer and other executive officers;
•administering the equity incentive plans and other benefit programs;
•periodically reviewing, adopting, amending and terminating all incentive compensation and equity plans, bonus plans, change-of-control protections and any other compensatory arrangements for the executive officers and other senior management;
•periodically reviewing and establishing general policies relating to compensation and benefits of the employees, including the overall compensation philosophy;
•reviewing and assessing whether our executive compensation structure, policies and programs encourage excessive risk-taking and evaluating compensation policies and practices that could mitigate any such risk;
•periodically reviewing and recommending to the Board stock ownership guidelines for the Chief Executive Officer and other executive officers and monitoring compliance with such guidelines;
•establishing and periodically reviewing our Clawback Policy allowing or requiring us to recoup compensation paid to executive officers and/or other employees and recommending to the Board any changes, and oversight and administration of the Clawback Policy; and
•periodically reviewing and making recommendations to the Board with respect to executive officer and director indemnification and insurance matters.
The Compensation Committee may form and delegate authority under its charter to subcommittees from time to time as it sees fit, provided that the subcommittees are composed entirely of directors who satisfy the applicable independence requirements of the NYSE. The Compensation Committee may also delegate administrative authority under any incentive compensation, equity-based and retirement and/or pension plans to one or more executive officers consistent with any limitation set forth in the applicable plan and to the extent permitted by applicable law.
In addition, under the Compensation Committee’s charter, the Compensation Committee has the authority, in its sole discretion, to retain or terminate compensation consultants, independent legal counsel or any other advisors, consultants or professionals (collectively, the “Compensation Advisors”) to assist the Compensation Committee in its responsibilities, and the Compensation Committee is directly responsible for overseeing the work of such Compensation Advisors. The Compensation Committee charter is available on our website at ir.dwavequantum.com.
During 2025, Compensia, Inc. (“Compensia”) was engaged as the Compensation Committee’s independent compensation consultant. Compensia also provided certain executive compensation advice to management at the request of the Compensation Committee.
Our Compensation Committee consists of John D. DiLullo, Rohit Ghai and Kirstjen Nielsen. The Chair of our Compensation Committee is John D. DiLullo. Our Board of Directors has determined that each member of the Compensation Committee is independent under the NYSE’s listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.
The Compensation Committee met five (5) times in 2025.

Compensation Committee Interlocks and Insider Participation
No member of our Compensation Committee currently is one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.
Cybersecurity Committee
The primary purpose of the Cybersecurity Committee is to assist the Board of Directors in its oversight responsibilities with respect to our cybersecurity and information technology systems, platforms and environments (i.e., preparedness, strategies, assessments, capabilities, processes, policies, controls and procedures). Specific responsibilities of the Cybersecurity Committee include but are not limited to:
•periodically reviewing with management our enterprise cybersecurity strategy and risk management framework, our assessment of cybersecurity threats and risk, our framework for the identification, assessment, and determination of the materiality of cybersecurity incidents, our data security programs, and our management and mitigation of cybersecurity and information technology risks and potential breach incidents;
•reviewing with management any material cybersecurity incident and other significant cybersecurity incident, as determined by our responsible officers, that has occurred and that management has reported to the Committee or the Board, reports to or from regulators with respect thereto and steps taken to mitigate against reoccurrence;
•reviewing with management the effectiveness of our cyber risk management and data security programs measured against the various components of our cybersecurity threat landscape;
•in collaboration with the Audit Committee, overseeing our compliance with legal and regulatory requirements related to cybersecurity, and overseeing evaluation of the integrity of our information technology systems, processes, policies and controls and related compliance with applicable legal and regulatory requirements;
•reviewing and discussing as appropriate with management our disclosures relating to cybersecurity risks, incidents or governance;
•reviewing with management the effectiveness of our incident response plan, including detection, disclosure, investigation, remediation and post-incident security measures;
•periodically reviewing with management and assessing our information technology disaster recovery and business continuity capabilities;
•reviewing and assessing our cybersecurity risk systems against industry benchmarks and best practices, and, after consultation with management and advisors, making recommendations to management on enhancements;
•periodically receiving and reviewing reports on the metrics used to measure, monitor and manage our cybersecurity risks, including those related to potential cybersecurity incidents;
•reviewing with management our assessment of cybersecurity threats and risk associated with export controls, various background checks and operational security protocols for our use-facing systems; and
•in conjunction with management, annually reviewing third-party expert benchmarking reports obtained by management with respect to and assessing the appropriateness and adequacy of our cyber insurance coverage.
Under its charter, the Cybersecurity Committee has the authority, in its sole discretion, to retain and terminate independent legal counsel or any other advisors, consultants or professionals (collectively, the “Cybersecurity Advisors”) to assist the Committee in its responsibilities, and the Cybersecurity Committee is directly responsible for overseeing the work of such Cybersecurity Advisors. The Cybersecurity Committee charter is available on our website at ir.dwavequantum.com.
Our Cybersecurity Committee consists of Kirstjen Nielsen, Rohit Ghai and Sharon Holt. The Chair of our Cybersecurity Committee is Kirstjen Nielsen. Our Board of Directors has determined that each member of the Cybersecurity Committee is independent under the NYSE’s listing standards.
The Cybersecurity Committee met three (3) times in 2025.
Nominating and Governance Committee
The primary purposes of the Nominating and Governance Committee are to identify director candidates and recommend director nominees consistent with the Board’s director qualifications criteria and any applicable contractual obligations, develop, review and recommend changes to the Corporate Governance Guidelines, and oversee Board evaluations. Specific responsibilities of our Nominating and Governance Committee include but are not limited to:
•identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on the Board of Directors;
•periodically reviewing and making recommendations to the Board of Directors regarding the size, composition and organization of the Board and the committees of the Board;
•with the assistance of an independent compensation consultant, periodically reviewing and recommending to the Board of Directors for approval the compensation to be paid to non-employee directors, including the amount and type of compensation;
•periodically reviewing and recommending to the Board of Directors stock ownership guidelines for non-employee directors and monitoring compliance with such guidelines;
•overseeing annual evaluations of the performance of the Board of Directors, including its individual directors and committees;
•reviewing and recommending to the Board proposed changes to our Charter and Bylaws; and
•reviewing shareholder proposals relating to corporate governance and other matters and recommending to the Board the Company’s response to such proposals.
Under its charter, the Nominating and Governance Committee has the authority, in its sole discretion, to retain and terminate compensation consultants, search firms to identify director candidates, independent legal counsel or any other advisors, consultants or professionals (collectively, the “Advisors”) to assist the Committee in its responsibilities, and the Nominating and Governance Committee is directly responsible for overseeing the work of such Advisors. The Nominating and Governance Committee charter is available on our website at ir.dwavequantum.com.
Our Nominating and Governance Committee consists of Sharon Holt, Roger Biscay and Rohit Ghai. The Chair of the Nominating and Governance Committee is Sharon Holt. Our Board of Directors has determined that each member of the Nominating and Governance Committee is independent under the NYSE’s listing standards.
The Nominating and Governance Committee met five (5) times in 2025.

EXECUTIVE COMPENSATION
We qualify as and are providing certain scaled disclosures available to a “smaller reporting company”, as defined in the Exchange Act, in the sections of this proxy statement titled “Executive Compensation” and “Pay Versus Performance.”
For the fiscal year ended December 31, 2025, our named executive officers (“NEOs”) and their positions were as follows:
•Alan E. Baratz, President, Chief Executive Officer and Director (the “CEO”);
•John M. Markovich, Executive Vice President and Chief Financial Officer; and
•Diane Nguyen, Executive Vice President, Chief Legal Officer and General Counsel.
The material components of the executive compensation program for our NEOs are discussed below.
Executive Compensation Philosophy and Objectives
We maintain a compensation philosophy and practice with the primary purpose of motivating, rewarding, attracting and retaining our employees, including our NEOs, through a comprehensive competitive total reward offering. All full-time employees, including our NEOs, receive a base salary and are eligible to receive an annual incentive payout based on prior-year Company results compared to our annually established corporate objectives, other than sales employees who are instead eligible to participate in our sales incentive plan. In addition, all full-time employees, including our NEOs, are eligible to participate in Company-sponsored health, welfare, and other benefit offerings.
Our Compensation Committee annually reviews and approves the corporate goals and objectives relevant to the compensation of the CEO and our other executive officers, evaluates the CEO’s and our other executive officers’ respective performance in light of those goals and objectives, and except with respect to awards under our equity incentive plan, determines and approves the compensation of the CEO and our other executive officers, including compensation increases and promotions. The Compensation Committee evaluates and recommends the amount and form of awards for the CEO and our other executive officers under the equity incentive plan to the Board of Directors for approval. In evaluating and reaching its recommendation as to the equity incentive component of the CEO’s and our other executive officers’ compensation, the Compensation Committee may consider, among other factors as it may deem relevant, the Company’s performance, shareholder returns, the value of similar incentive awards to executive officers at comparable companies, the value of similar awards given to other executive officers of the Company, and awards given to the executive officer in past years. The full Board of Directors approves the equity awards so recommended by the Compensation Committee, except that the CEO, who is a member of the Board, does not participate in the Board’s approval of his own equity awards. Neither the CEO nor any other executive officer may be present during voting or deliberations relating to their own compensation.
Compensation Benchmarking
We use peer group benchmarking to influence compensation decisions and incentive program designs, where applicable. For compensation decisions related to 2025 compensation actions, the Compensation Committee used a peer group consisting of the following companies:

•Altimmune	•Inhibrx Biosciences	•ReposiTrak
•Arqit Quantum	•IonQ	•Rigetti Computing
•Caribou Biosciences	•iTeos Therapeutics	•SoundHound AI
•Digimarc	•Kodiak Sciences	•Telos
•Domo	•Quantum Corporation	•Veritone
•Expensify	•Quantum Computing Inc.	•Verve Therapeutics
•IGM Biosciences	•Red Violet

In October 2025, the Compensation Committee, in collaboration with Compensia, our independent compensation consultant, reviewed our then-current peer group, replaced three companies that had been acquired (IGM Biosciences, iTeos Therapeutics and Verve Therapeutics) and adopted a new peer group that more closely reflected our peer selection criteria. The revised comparator peer group for 2026 compensation benchmarking consists of:

•Altimmune	•Domo	•Quantum Computing Inc.
•Applied Digital	•Firefly Aerospace	•Red Violet
•Archer Aviation	•IonQ	•ReposiTrak
•Arqit Quantum	•Joby Aviation	•Rigetti Computing
•Aurora Innovation	•Kodiak Sciences	•SoundHound AI
•Caribou Biosciences	•NextNav	•Veritone
•Digimarc	•NuScale Power

Summary Compensation Table
The following table presents information regarding the compensation of our NEOs for the fiscal years ended December 31, 2025 and 2024:

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Alan E. Baratz	2025	575,000	4,049,217	—	546,250	—	5,170,467
President & Chief Executive Officer, Director	2024	575,000	630,000	—	517,500	—	1,722,500
John M. Markovich	2025	464,083	2,250,783	—	315,210	—	3,030,076
Executive Vice President & Chief Financial Officer	2024	430,000	315,000	—	283,360	—	1,028,360
Diane Nguyen	2025	360,875	808,725	—	210,727	—	1,380,327
Executive Vice President, Chief Legal Officer & General Counsel	2024	310,000	378,000	162,000	151,800	—	1,001,800
__________________
(1)The amounts reported in this column reflect the grant date fair value of restricted stock unit (“RSU”) awards made under the 2022 Plan (as defined below) to the NEOs listed in this table, computed based on the closing price of the Common Shares on the respective grant dates, in accordance with FASB ASC Topic 718 for stock-based compensation transactions.
(2)The amounts reported in this column reflect the grant date fair value of stock option awards made under the 2022 Plan and 2020 Plan (as defined below) to the NEOs, computed in accordance with FASB ASC Topic 718 for stock-based compensation transactions. Assumptions used in the calculation of these amounts are included in Note 12 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. These amounts do not reflect the actual economic value that will be realized by the NEO upon the vesting of the stock options, the exercise of the stock options, or the sale of the Common Shares underlying such stock options.
(3)For 2025 and 2024, the amounts reported in this column reflect the annual cash incentive earned by each NEO determined by our Compensation Committee, as discussed in the section titled “—Annual Incentive Plan.”

Outstanding Equity Awards at 2025 Fiscal Year-End
The following table presents information regarding outstanding equity awards held by our NEOs as of December 31, 2025. All awards were granted pursuant to the 2020 Plan or the 2022 Plan. See the section titled “—Equity Compensation Plans” below for additional information.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Alan E. Baratz	1,133,070	—		0.91	5/5/2030	697,587	(2)	18,241,900
	213,232	—		0.8455	1/10/2034
John M. Markovich	207,924	—		0.92	8/20/2031	496,542	(3)	12,984,573
	120,826	—		0.8455	1/10/2034
Diane Nguyen	8,333	35,417	(4)	2.10	3/27/2034	207,921	(5)	5,437,134
__________________
(1)The market value of these shares is based on the closing price of our Common Shares on December 31, 2025 ($26.15 per share).
(2)Of the 697,587 unvested RSUs, 93,750 vest in equal quarterly installments through March 27, 2027, 168,750 vest in equal quarterly installments through March 27, 2028, and 435,087 vest in equal quarterly installments through January 1, 2028.
(3)Of the 496,542 unvested RSUs, 62,500 vest in equal quarterly installments through March 27, 2027, 84,375 vest in equal quarterly installments through March 27, 2028, and 349,667 vest in equal quarterly installments through March 6, 2029.
(4)The remaining portion of the option vests in equal monthly installments on the 1st of each month through May 1, 2027.
(5)Of the 207,921 unvested RSUs, 26,675 vest in equal quarterly installments through March 27, 2027, 37,500 vest in equal quarterly installments through May 1, 2027, 45,000 vest in equal quarterly installments through March 27, 2028, 82,648 vest in equal quarterly installments through March 6, 2029, and 16,098 vest in equal quarterly installments through July 30, 2029.

Annual Incentive Plan
Our Compensation Committee administers a short-term Annual Incentive Program (“AIP”) for eligible employees with the intention of rewarding participants for achieving our annually established corporate objectives. Corporate objectives are set in collaboration with management and communicated to employees during the first quarter of each program year. Full-time employees, other than sales employees eligible to participate in our sales incentive plan, hired prior to October 1 in each applicable program year and who remain active at the time of payout, are eligible to participate in the AIP. Target awards under the AIP are communicated as a percentage of base salary, which vary according to level. Payouts are prorated to reflect time in service for participants who are hired or have a change in their individual target payout percentage during the year. For selected levels within the organization, excluding our NEOs, individual performance against individual goals is also a weighted component of the AIP.
For 2025, our AIP was measured under three equally weighted metrics, based on (i) the achievement of product development and delivery goals, (ii) the annual value of sales bookings, and (iii) adjusted EBITDA results for the fiscal year. Management and the Compensation Committee believe that these measures represent the three critical employee focus areas to ensure the short- and long-term success of our business. The combined results of the three weighted goals resulted in a payout of 95% of target for the Company-weighted performance metric.
The annual target payouts under the AIP program for Dr. Baratz, Mr. Markovich and Ms. Nguyen were 100%, 70% and 70% of base salary, respectively. During 2025, Ms. Nguyen’s target payout increased from 50% to 70%, which resulted in a prorated target payout for 2025. The payouts for Dr. Baratz, Mr. Markovich and Ms. Nguyen, reflecting the 95% overall Company achievement, were $546,250, $315,210, and $210,727, respectively.
Severance Policy
On May 1, 2025, the Board of Directors adopted a Severance Policy for certain executives, including our executive officers (the “Severance Policy”), to provide for severance benefits in the event of qualifying terminations of employment. Participation in the Severance Policy is conditioned on the execution of a participation agreement (the “Participation Agreement”), which specifies an executive’s length or multiple of potential severance benefits and contains other terms and conditions related to participation in the Severance Policy. Each Participation Agreement provides that the executive has agreed to accept the terms of the Severance Policy and such Participation Agreement in lieu of any severance benefits set forth in their respective employment agreements and offer letters.
Under the Severance Policy and their respective Participation Agreement, and subject to execution of a release of claims and continued compliance with certain restrictive covenants and conditions set forth therein, each executive is eligible for severance benefits in the event of a qualifying termination, which includes a (i) Qualifying Non-CIC Termination by the Company or its affiliates, or (ii) a Qualifying CIC Termination by the executive or the Company.
A Qualifying Non-CIC Termination is a termination of employment by us other than for Cause (as defined in the Severance Policy), death, or Disability (as defined in the Severance Policy) that is not a Qualifying CIC Termination, or, in the case of Dr. Baratz, is a termination of employment by Dr. Baratz for Good Reason (as defined in the Severance Policy) or by us other than for Cause, death or Disability that is not a Qualifying CIC Termination.
A Qualifying CIC Termination is a termination of employment by the executive for Good Reason or by us other than for “Cause”, death, or Disability, during the period commencing on, and including, the date that is ninety (90) days prior to a Change in Control (as defined in the Severance Policy) and ending on, and including, the first anniversary of the closing date of such Change in Control.
In the event of a Qualifying Non-CIC Termination, each executive will receive the following severance benefits: (i) a lump sum cash severance equal to the sum of the executive’s accrued but unpaid annual base salary, annual incentive earned and any unreimbursed business expenses (the “Accrued Obligations”); (ii) a lump sum cash payment equal to the executive's prorated Target Annual Bonus (as defined in the Severance Policy) (or, for Dr. Baratz, the Target Annual Bonus which is equal to 100% of Annual Base Salary (as defined in the Severance Policy)); (iii) continuation of the executive's annual base salary for 12 months; (iv) reimbursement of COBRA coverage for 6 months (or, for Dr. Baratz, 12 months); and (v) any other amounts or benefits required to be paid or provided or which the executive is eligible to receive under any plan, program, policy, or practice or contract or agreement of the Company and its affiliated entities (the “Other Benefits”). In addition, pursuant to Dr. Baratz’s Participation Agreement, in the event of termination of Dr. Baratz other than for Cause, death or Disability, any time-based equity awards that would, but for his termination, have vested within 12 months following the date of termination, will vest on the date of termination. The Severance Policy is silent on the treatment of equity awards for the other executives in connection with Qualifying Non-CIC Terminations and, as a result, the equity awards will vest in accordance with the terms in the applicable award agreement.
However, in the event of a Qualifying CIC Termination, such severance benefits instead include: (i) a lump sum cash severance equal to the sum of the Accrued Obligations; (ii) a lump sum cash payment equal to a product of 1.0x (or, for Dr. Baratz, 1.5x) the sum of the executive's annual base salary and the executive’s Target Annual Bonus; (iii) reimbursement of COBRA coverage for 12 months (or, for Dr. Baratz, 18 months); (iv) any time-based equity awards will be 100% vested on the date of termination and any performance-based vesting equity awards will vest in accordance with the performance-based vesting conditions in the applicable award agreement (notwithstanding any continued employment requirements); and (v) the Other Benefits.

Employment Arrangements with Named Executive Officers
Alan E. Baratz
Salary, target bonus and benefits eligibility. Dr. Baratz and our wholly-owned subsidiary, D-Wave Commercial Inc. (“D-Wave Commercial”), are parties to an amended and restated employment agreement, dated as of January 1, 2020 and amended on October 27, 2022 and May 6, 2025, which governs the terms of his employment as our President and Chief Executive Officer. Dr. Baratz’s annual base salary for 2025 was $575,000. He is eligible to participate in our AIP, with a target bonus percentage of 100% of base salary, based on achievement of corporate objectives under our AIP. Dr. Baratz is also eligible to participate in our standard employee benefit plans and programs for U.S.-based employees, and is entitled to reimbursement of up to $7,500 per year for reasonable tax accounting expenses.
Equity award. Dr. Baratz was issued a grant of 580,117 RSUs, effective May 1, 2025, which vests in equal quarterly installments through January 1, 2028.

Potential payments upon termination or change-in-control. On May 6, 2025, Dr. Baratz’s employment agreement was amended to provide that he is entitled to participate in our Severance Policy. Dr. Baratz executed a Participation Agreement providing for severance benefits in the event of qualifying terminations of employment, including specified change-in-control events, under the Severance Policy in lieu of those set forth in his employment agreement, as described in the section titled “—Severance Policy.” On October 23, 2023, in consideration of Dr. Baratz’s acknowledgment and acceptance of our Clawback Policy, we and Dr. Baratz agreed to amend Dr. Baratz’s existing stock option award agreements to provide, and that his future stock option award agreements would provide, for an exercise period of one year, rather than 90 days, following the termination date.
Restrictive covenants. Dr. Baratz’s employment agreement includes restrictive covenants with respect to confidentiality, invention assignment and non-solicitation of employees for one year following termination of employment.
John M. Markovich
Salary, target bonus and benefits eligibility. Mr. Markovich and D-Wave Commercial are parties to an employment agreement, dated August 20, 2021, and amended on September 20, 2022, April 19, 2024, and May 6, 2025, which governs the terms of his employment as our Chief Financial Officer. Mr. Markovich’s annual base salary for 2025 was $440,000, and was increased to $474,000 effective April 1, 2025 and to $500,000 effective March 1, 2026. Mr. Markovich is eligible to participate in our AIP, with a target bonus percentage of 70% of base salary, based on achievement of corporate objectives under our AIP. He is also eligible to participate in our standard employee benefit plans and programs for U.S.-based employees.
Equity award. As part of our 2025 annual equity refresh program, Mr. Markovich was issued a grant of 430,360 RSUs, effective March 6, 2025, which vests in equal quarterly installments through March 6, 2029.
Potential payments upon termination or change-in-control. On May 6, 2025, Mr. Markovich’s employment agreement was amended to provide that he is entitled to participate in our Severance Policy. Mr. Markovich executed a Participation Agreement providing for severance benefits in the event of qualifying terminations of employment, including specified change-in-control events, under the Severance Policy in lieu of those set forth in his employment agreement, as described in the section titled “—Severance Policy.” On October 23, 2023, in consideration of Mr. Markovich’s acknowledgment and acceptance of our Clawback Policy, we and Mr. Markovich agreed to amend Mr. Markovich’s existing stock option award agreements to provide, and that his future stock option award agreements would provide, for an exercise period of one year, rather than 90 days, following the termination date.
Restrictive covenants. Mr. Markovich’s employment agreement includes restrictive covenants with respect to confidentiality, invention assignment and non-solicitation of employees for one year following termination of employment.
Diane Nguyen
Salary, target bonus and benefits eligibility. Ms. Nguyen and D-Wave Commercial are parties to an employment agreement, dated March 24, 2022, and amended on July 10, 2023, April 17, 2024, May 6, 2025 and July 31, 2025, which governs the terms of her employment as our Chief Legal Officer and General Counsel. Ms. Nguyen’s annual base salary for 2025 was $330,000, and was increased to $381,000 effective July 31, 2025 and to $400,000 effective March 1, 2026. Ms. Nguyen is eligible to participate in our AIP, with a target bonus percentage which increased from 50% to 70% of base salary effective July 31, 2025, based on achievement of corporate objectives under our AIP. She is also eligible to participate in our standard employee benefit plans and programs for U.S.-based employees.
Equity awards. As part of our 2025 annual equity refresh program, Ms. Nguyen was issued a grant of 101,721 RSUs, effective March 6, 2025, which vest in equal quarterly installments through March 6, 2029. In connection with her promotion to Executive Vice President, Chief Legal Officer and General Counsel, Ms. Nguyen received an additional award of 16,098 RSUs, effective July 31, 2025, 25% of which vest on July 30, 2026, and the remaining 75% of which vest in equal quarterly installments through July 30, 2029. In addition, as part of our 2026 annual equity refresh program, Ms. Nguyen was issued a grant of 28,068 RSUs, effective February 19, 2026, which vest in equal quarterly installments through February 19, 2030.
Potential payments upon termination or change-in-control. On May 6, 2025, Ms. Nguyen’s employment agreement was amended to provide that she is entitled to participate in our Severance Policy. Ms. Nguyen executed a Participation Agreement providing for severance benefits in the event of qualifying terminations of employment, including specified change-in-control events, under the Severance Policy in lieu of those set forth in her employment agreement, as described in the section titled “—Severance Policy.” On October 23, 2023, in consideration of Ms. Nguyen’s acknowledgment and acceptance of our Clawback Policy, we and Ms. Nguyen agreed to amend Ms. Nguyen’s existing stock option award agreements to provide, and that her future stock option award agreements would provide, for an exercise period of one year, rather than 90 days, following the termination date.
Restrictive covenants. Ms. Nguyen’s employment agreement includes restrictive covenants with respect to confidentiality, invention assignment and non-solicitation of employees for one year following termination of employment.

Health and Welfare and Retirement Benefits; Perquisites
Each of the executive officers is eligible to participate in our employee benefit plans offered in their respective country of employment, including medical, dental, vision, disability and life insurance plans, in each case on the same basis as all of our other full-time employees. We generally do not provide perquisites or personal benefits to our NEOs, except in limited circumstances, and except for annual tax preparation assistance provided to Dr. Baratz, we did not provide any perquisites or personal benefits to our NEOs in 2025.
Eligible U.S.-based employees, including our U.S.-based executive officers, are eligible to participate in a defined contribution retirement plan that provides such employees with an opportunity to save for retirement on a tax advantaged basis. Eligible U.S.-based employees may defer eligible compensation on a pre-tax or after-tax (Roth) basis, up to the statutorily prescribed annual limits on contributions under the Code. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. We currently do not make any matching contributions into the 401(k) plan on behalf of participants. Participants are always vested in their contributions to the plan. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan (except for Roth contributions) and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan. We currently do not offer a retirement savings plan structure to any of our Canada-based employees.
Equity Compensation Plans
Equity-based compensation has been and will continue to be an important foundation in our executive compensation packages as we believe it is important to maintain a strong link between executive incentives and the creation of stockholder value. We believe that performance and equity-based compensation can be an important component of the total executive compensation package for maximizing stockholder value, while at the same time attracting, motivating and retaining high-quality executives.
Each of our equity compensation plans described below is administered by the Compensation Committee:
•In April 2020, the Board of Directors of D-Wave Systems approved the 2020 Equity Incentive Plan (the “2020 Plan”) which provides for the grant of qualified incentive stock options, non-qualified stock options, restricted stock, RSUs or other awards to our employees, officers, directors, advisors, and outside consultants. Outstanding equity awards granted prior to our becoming an SEC registrant on August 5, 2022 were made under the 2020 Plan and continue to be governed by the 2020 Plan. However, following that date, we have not granted and will not grant any further awards under the 2020 Plan.
•On August 5, 2022, the stockholders approved the 2022 Equity Incentive Plan (the “2022 Plan”). Equity awards granted beginning on August 5, 2022 have been made under the 2022 Plan. Eligible employees, directors, officers, consultants or advisors may receive awards under the 2022 Plan, which allows for equity awards of non-qualified stock options, incentive (qualified) stock options, stock appreciation rights, restricted stock awards, RSUs, other stock-based awards, other cash-based awards, deferred awards or any combination of the foregoing.
•In addition, on August 5, 2022, the stockholders approved the 2022 Employee Stock Purchase Plan (the “ESPP”). Generally, all regular employees, including executive officers, employed by us or one of our designated subsidiaries are eligible to participate in the ESPP and may contribute, normally through payroll deductions, an aggregate amount equal to their contribution for their purchase of our Common Shares under the ESPP. Unless otherwise determined by the plan administrator, Common Shares will be purchased for the accounts of employees participating in the ESPP at a price per share equal to not less than the lesser of (i) 85% of the fair market value of a Common Share on the first trading date of an offering or (ii) 85% of the fair market value of a Common Share on the date of purchase.
The following table provides information, as of December 31, 2025, concerning securities authorized for issuance under our equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	11,824,085	(1)	$1.9	31,686,802	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	11,824,085		$1.9	31,686,802
__________________
(1)    Consists of 3,608,170 RSUs granted under the 2022 Plan and 8,215,915 stock options granted under the 2022 Plan and 2020 Plan.
(2)    Includes 19,903,284 available for issuance under the 2022 Plan and 11,783,518 available for issuance under the ESPP.

Policies and Practices Related to the Grant of Certain Equity Awards
We do not grant equity awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation. While we do not have a formal policy with respect to the timing of awards of stock options, stock appreciation rights, or similar option-like instruments to our NEOs, historically, including during fiscal 2025, our Compensation Committee has not granted such awards.

PAY VERSUS PERFORMANCE
The following section sets forth the pay versus performance disclosure required by the SEC’s rules. Our Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For further details concerning our executive compensation programs, see the section titled “Executive Compensation.”
Pay Versus Performance Table
The following table sets forth the compensation for Dr. Baratz, our principal executive officer (“PEO”) and the average compensation for Mr. Markovich and Ms. Nguyen, our non-PEO named executive officers (our “Non-PEO NEOs”), as reported in the Summary Compensation Table (see the section titled “Executive Compensation—Summary Compensation Table”) and with certain adjustments to reflect the “Compensation Actually Paid” to such individuals, as defined under SEC rules and discussed further below, for each of 2025, 2024, and 2023. The table also provides information on our cumulative total shareholder return (“TSR”), and net loss.

Year	Summary Compensation Table for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4)	Value of Initial Fixed $100 Investment Based On TSR ($)(5)	Net Loss ($000s)(6)
2025	5,170,467	30,926,066	2,205,202	15,030,314	1,815.97	(355,062)
2024	1,722,500	8,392,428	1,015,080	5,043,040	667.36	(143,879)
2023	1,045,150	(587,125)	533,495	12,335	58.33	(82,715)
__________________
(1)Amounts reflected in the Summary Compensation Table (“SCT”) for our PEO, Dr. Baratz, as noted above in the section titled “Executive Compensation” and in the proxy statement for our 2025 annual meeting of stockholders, filed with the SEC on April 22, 2025.
(2)The dollar amounts shown do not represent the actual compensation earned by or paid to our PEO, Dr. Baratz, during the applicable year. Item 402(v) of Regulation S-K requires that certain adjustments be made to Dr. Baratz’s total compensation reported in the Summary Compensation Table for each year to determine “Compensation Actually Paid to PEO ($)” reported in the Pay Versus Performance Table. The following table details the required adjustments to Dr. Baratz’s Summary Compensation Table total compensation for each year to determine the “Compensation Actually Paid to PEO ($)” for fiscal years 2025, 2024 and 2023, respectively:

	2025 ($)	2024 ($)	2023 ($)
SCT Total Compensation of PEO	5,170,467	1,722,500	1,045,150
Subtract SCT amounts for stock and option awards	(4,049,217)	(630,000)	(153,900)
Add year-end fair value of equity awards granted during the year that remain outstanding and unvested at year-end	11,377,525	2,520,000	264,000
Add vesting date fair value of awards granted and vesting during the year	2,292,915	282,240	—
Add the change in fair value of awards between the end of the prior year and the end of the year for awards granted in a prior year that remain unvested at the end of the year	4,659,375	4,089,000	(700,000)
Add change in fair value from the end of the prior year to the vest date of awards vested in the year	11,475,000	408,688	(1,042,375)
Compensation Actually Paid (as calculated)	30,926,066	8,392,428	(587,125)
(3)    Amounts reflect the average of the Summary Compensation Table totals for Mr. Markovich and Ms. Nguyen, our Non-PEO NEOs, as noted in the section titled “Executive Compensation” and in the proxy statement for our 2025 annual meeting of stockholders, filed with the SEC on April 22, 2025.
(4)    The dollar amounts shown do not represent the actual average compensation earned by or paid to our Non-PEO NEOs during the applicable year. Item 402(v) of Regulation S-K requires that certain adjustments be made to the Non-PEO NEOs’ average total compensation reported in the Summary Compensation Table for each year to determine “Average Compensation Actually Paid to Non-PEO NEOs ($)” reported in the Pay Versus Performance Table. The following table details the required adjustments to the Non-PEO NEOs’ Summary Compensation Table average total compensation for each year to determine the “Average Compensation Actually Paid to Non-PEO NEOs ($)” for fiscal years 2025, 2024 and 2023, respectively:

	2025 ($)	2024 ($)	2023 ($)
SCT Average Total Compensation of Non-PEO NEOs	2,205,202	1,015,080	533,495
Subtract SCT amounts for stock and option awards	(1,529,754)	(427,500)	(73,195)
Add year-end fair value of equity awards granted during the year that remain outstanding and unvested at year-end	5,863,000	1,467,751	125,558
Add vesting date fair value of awards granted and vesting during the year	1,014,121	161,558	—
Add the change in fair value of awards between the end of the prior year and the end of the year for awards granted in a prior year that remain unvested at the end of the year	2,572,470	2,526,393	(314,772)
Add change in fair value from the end of the prior year to the vest date of awards vested in the year	4,905,275	299,757	(258,751)
Compensation Actually Paid (as calculated)	15,030,314	5,043,040	12,335
(5)    Represents the year-end value of $100 invested in our Common Shares on January 1, 2023, the first day of fiscal year 2023.
(6)    Illustrates our reported GAAP net loss for the corresponding year. Our net losses for the fiscal years 2023, 2024 and 2025 shown above include a $0.3 million gain, a $68.2 million loss, and a $270.5 million loss, respectively, related to the remeasurement to fair value of the liability arising from our former NYSE-listed public warrants. The fair value of our warrant liabilities in such fiscal years varied primarily with the trading prices of the public warrants, which were generally in line with the appreciation (or decrease, in 2023) of the trading prices of our Common Shares in those periods.

Financial Performance Measures
As described in the section titled “Executive Compensation,” our executive compensation program is designed to reward our employees, including our NEOs, for delivering sustained value creation by advancing our long-term growth strategy and execution. The performance metrics used in our short-term and long-term incentive programs are selected to align leadership incentives with the objective of sustainably increasing our overall enterprise value for our shareholders.
“Compensation Actually Paid”, or “CAP”, as shown in the Pay Versus Performance Table above and discussed further below, is calculated in accordance with applicable SEC rules and differs from the total compensation amounts reported in the Summary Compensation Table. In particular, Compensation Actually Paid reflects the value of equity awards as determined under the applicable SEC methodology and, as a result, may fluctuate from year to year based on factors such as changes in our stock price, changes in the fair value of outstanding equity awards, and the timing of vesting and forfeitures.

Relationship Between Compensation Actually Paid and Company Performance
Our target pay decisions are typically made toward the beginning of each year with considerations for pay decisions revolving around market competitiveness and to some extent our previous year’s performance. The design of our compensation platforms is intended to reward performance actually achieved.
The Pay Versus Performance Table above presents, for each of fiscal years 2023, 2024, and 2025, (i) Compensation Actually Paid to our PEO and average Compensation Actually Paid to our Non-PEO NEOs, and (ii) TSR and net loss, as measures of Company performance. The year-over-year changes in Compensation Actually Paid to our PEO and average Compensation Actually Paid to our Non-PEO NEOs were primarily driven by changes in our stock price in each fiscal year.
The chart below illustrates the relationship between (i) Compensation Actually Paid to our PEO and average Compensation Actually Paid to our Non-PEO NEOs, and (ii) the Company’s performance as measured by TSR, for each of the fiscal years 2023, 2024, and 2025. TSR is illustrated as the return on a $100 investment in our Common Shares on January 1, 2023.

Relationship Between Compensation Actually Paid and Total Shareholder Return
Compensation Actually Paid ($M)
$35
$30
$25
$20
$15
$10
$5
$0
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Total Shareholder Return ($)
$2,000
$1,500
$1,000
$500
$-
2023
2024
2025
PEO CAP
Non-PEO Avg NEO CAP
Company TSR

The chart below illustrates the relationship between (i) Compensation Actually Paid to our PEO and average Compensation Actually Paid to our Non-PEO NEOs, and (ii) the Company’s performance as measured by our actual net loss, for each of the fiscal years 2023, 2024, and 2025. Our net losses for the fiscal years 2023, 2024 and 2025 shown in the Pay Versus Performance Table above and in the chart below include a $0.3 million gain, a $68.2 million loss, and a $270.5 million loss, respectively, related to the remeasurement to fair value of the liability arising from our former NYSE-listed public warrants. The fair value of our warrant liabilities in such fiscal years varied primarily with the trading prices of the public warrants, which were generally in line with the appreciation (or decrease, in 2023) of the trading prices of our Common Shares in those periods.

Relationship Between Compensation Actually Paid and Net Loss
Compensation Actually Paid ($M)
$35
$30
$25
$20
$15
$10
$5
$0
-$5
Net Loss ($M)
$0
-$50
-$100
-$150
-$200
-$250
-$300
-$350
-$400
2023
2024
2025
PEO CAP
Non-PEO Avg NEO CAP
Net Loss

DIRECTOR COMPENSATION
We maintain a director compensation policy for our non-employee directors. The annual director compensation is determined by the Board of Directors at its first meeting following each annual meeting of stockholders and covers the period starting from such annual meeting and ending at the next annual meeting.
Cash Compensation
Under our director compensation policy, for the one-year period ending at the Annual Meeting:
•each non-employee director was eligible to receive an annual cash retainer of $35,000;
•each of the Chair of our Board of Directors, and the chairs of our Audit Committee, Compensation Committee, Cybersecurity Committee and Nominating and Governance Committee were eligible to receive an additional annual cash retainer of $30,000, $20,000, $15,000 and $15,000, respectively; and
•each member of the Audit Committee, Compensation Committee, Cybersecurity Committee and Nominating and Governance Committee, other than the chair of each such committee, was eligible to receive an additional annual cash retainer of $8,000.
In February 2026, our Board of Directors approved an amended director compensation policy that will become effective as of the Annual Meeting. Under the amended director compensation policy, unless a director waives or is restricted from receiving director compensation:
•each non-employee director will be eligible to receive an annual cash retainer of $50,000;
•each of the Chair of our Board of Directors, and the chairs of our Audit Committee, Compensation Committee, Cybersecurity Committee and Nominating and Governance Committee will be eligible to receive an additional annual cash retainer of $35,000, $20,000, $15,000 and $15,000, respectively; and
•each member of the Audit Committee, other than the chair, will be eligible to receive an additional annual cash retainer of $10,000, and each member of the Compensation Committee, Cybersecurity Committee and Nominating and Governance Committee, other than the chair of each such committee, will be eligible to receive an additional annual cash retainer of $8,000.
The annual cash retainer is paid to each eligible director in four equal, quarterly installments. Cash retainers paid to a new non-employee director will be prorated according to the number of days served during their initial annual term. We do not pay meeting attendance fees.
Equity Compensation
Initial Grant
For the one-year period ending at the Annual Meeting, a new non-employee director is eligible to receive an initial grant of 7,500 RSUs vesting on May 31, 2026. No new non-employee director has joined the Board of Directors during this period.
Under our revised director compensation policy, following the Annual Meeting, unless restricted from receiving director compensation, a new non-employee director will be eligible to receive an initial grant of RSUs valued at $185,000 (computed based on a 60-day trailing average stock price), which will vest ratably over three years in annual installments.
The value of an initial RSU grant to a new non-employee director will be prorated according to the number of days served during their initial annual term.
Vesting is subject to continued service on the Board of Directors through the relevant vesting date.
Annual Grant
For the one-year period ending at the Annual Meeting, each non-employee director received an annual equity-based grant of RSUs valued at $140,000 (computed based on a 60-day trailing average stock price), which will vest on May 31, 2026, as shown in the table below.
Under our revised director compensation policy, following the Annual Meeting, unless a director is restricted from receiving director compensation, each non-employee director will be eligible to receive an annual equity-based grant of RSUs valued at $185,000, which will vest on May 31 of the following year.

Vesting is subject to continued service on the Board of Directors through the relevant vesting date.
Election to Receive Equity In Lieu of Cash Compensation
Our eligible non-employee directors may elect to receive RSUs in lieu of their cash compensation. Following our 2025 annual meeting of stockholders, Steven M. West elected to receive, in lieu of his cash retainer fees, RSUs that vested in four equal quarterly installments through April 1, 2026.
Stock Ownership Guidelines
Our Corporate Governance Guidelines provide that all non-employee directors are required to hold at least three times the director’s annual cash retainer of Company stock and/or deferred stock units while serving as a director. Directors have five years to attain this ownership threshold.
Non-Employee Director Compensation Table
The following table sets forth information concerning the compensation of our non-employee directors for the year ended December 31, 2025, including RSU awards under our 2022 Plan.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Roger Biscay	59,577	234,862	—	294,439
John D. DiLullo	50,000	234,862	—	284,862
Rohit Ghai	59,012	234,862	—	293,874
Sharon Holt	58,167	234,862	—	293,029
Kirstjen Nielsen	58,818	234,862	—	293,680
Steven M. West	36,500	357,333	—	393,833
__________________
(1)For each non-employee director other than Mr. West, reflects the grant date fair value of RSUs awarded on June 5, 2025 that vest in full on May 31, 2026 (the “Annual RSU Award”). For Mr. West, reflects the grant date fair value of the Annual RSU Award and of additional RSUs awarded on June 5, 2025, in lieu of cash retainer fees, that vested in four equal quarterly installments through April 1, 2026. Grant date fair values calculated in accordance with FASB ASC Topic 718.
The table below shows for each non-employee director who was serving, and held outstanding equity awards, as of December 31, 2025, the aggregate number of shares underlying options and stock awards held by each such non-employee director as of such date.

Name	Shares Underlying Options Outstanding at Fiscal Year End (#)	Stock Awards Outstanding at Fiscal Year End (#)
Roger Biscay	—	14,260(1)
John D. DiLullo	—	14,260(1)
Rohit Ghai	—	14,260(1)
Sharon Holt	—	14,260(1)
Kirstjen Nielsen	—	14,260(1)
Steven M. West	—	17,978(2)
__________________
(1)Consists of RSUs that vest in full on May 31, 2026.
(2)Consists of 14,260 RSUs that vest 100% in full on May 31, 2026, 1,859 RSUs that vested on January 1, 2026 and 1,859 RSUs that vested on April 1, 2026.
Our Board of Directors and Nominating and Governance Committee expect to review director compensation periodically to ensure that director compensation remains competitive so that we are able to recruit and retain qualified directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following sets forth the beneficial ownership of our Common Shares as of April 15, 2026 by:
•each person who is known to be the beneficial owner of more than 5% of the outstanding Common Shares;
•each of our current named executive officers, directors and director nominees; and
•all of our current executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security.
Our calculation of the percentage of beneficial ownership is based on 367,250,324 Common Shares and 3,176,096 Exchangeable Shares issued and outstanding as of April 15, 2026, and assumes that all Exchangeable Shares have been exchanged for Common Shares. In addition, the beneficial ownership information below excludes Common Shares reserved for issuance under the 2022 Plan or the ESPP.
In computing the number of Common Shares beneficially owned by a person and the percentage ownership of such person, all Common Shares (i) issuable upon settlement of RSUs that will vest within 60 days of April 15, 2026 and (ii) issuable pursuant to stock options that are currently exercisable or exercisable within 60 days of April 15, 2026, are included. However, such Common Shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Other than Common Shares issuable upon settlement of RSUs that will vest within 60 days of April 15, 2026 and Common Shares issuable upon exercise of stock options within 60 days of April 15, 2026 by a particular holder, which are reflected as described above, the beneficial ownership information below assumes no settlement upon vesting or exercises of such securities.
Unless otherwise indicated, we believe that all persons and entities named in the table below have sole voting and investment power with respect to all Common Shares beneficially owned by them. To our knowledge, no Common Shares beneficially owned by any executive officer or director have been pledged as security.

Beneficial Owner	Number of Common Shares	% of Total Voting Power

Beneficial Owners of More Than 5%
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	38,454,869	10.4%
BlackRock, Inc.(2) 50 Hudson Yards New York, NY 10001	22,170,378	6.0%
Directors and Named Executive Officers(3)
Alan E. Baratz(4)	2,688,598	*
John M. Markovich(5)	1,350,700	*
Diane Nguyen(6)	381,757	*
Roger Biscay(7)	14,260	*
John D. DiLullo(8)	19,803	*
Rohit Ghai(8)	27,778	*
Sharon Holt(8)	75,339	*
Kirstjen Nielsen(8)	112,673	*
Steven M. West(9)	138,759	*
All Directors and Current Executive Officers as a Group (11 individuals)	4,871,138	1.3%
__________________
*Less than one percent.
(1)According to a prior Schedule 13G/A filed with the SEC on October 6, 2025, The Vanguard Group, Inc. (“The Vanguard Group”) beneficially owned an aggregate amount of 38,454,869 Common Shares, and had shared voting power with respect to 2,252,541 Common Shares, sole dispositive power with respect to 35,864,890 Common Shares, and shared dispositive power with respect to 2,589,979 Common Shares. In its most recent Schedule 13G/A filed with the SEC on March 26, 2026, The Vanguard Group reported that it beneficially owns 0 and 0.0% of our Common Shares as of March 26, 2026 following an internal realignment pursuant to which The Vanguard Group’s beneficial ownership has been disaggregated. In the March 26, 2026 Schedule 13G/A, The Vanguard Group noted that certain subsidiaries or business divisions of subsidiaries of The Vanguard Group that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group will report beneficial ownership separately (on a disaggregated basis) from The Vanguard Group.

(2)Information is derived from the Schedule 13G filed by BlackRock, Inc. with the SEC on July 17, 2025. BlackRock and its subsidiaries and affiliates (“BlackRock”) beneficially own an aggregate amount of 22,170,378 Common Shares. BlackRock has sole voting power with respect to 21,681,386 Common Shares and sole dispositive power with respect to 22,170,378 Common Shares.
(3)The business address of each of the following individuals is c/o D-Wave Quantum Inc., 2650 East Bayshore Road, Palo Alto, California 94303.
(4)Includes 687,627 exercisable stock options.
(5)Includes 328,752 exercisable stock options and 26,898 RSUs that will vest within 60 days of April 15, 2026.
(6)Includes 16,667 exercisable stock options and 4,166 stock options exercisable within 60 days of April 15, 2026.
(7)Consists of 14,260 RSUs that will vest on May 31, 2026.
(8)Includes 14,260 RSUs that will vest on May 31, 2026.
(9)Includes 14,260 RSUs that will vest on May 31, 2026, 82 Common Shares held by Mr. West’s spouse, and 118,840 Common Shares held by West-Karam Family Trust, of which Mr. West is trustee and members of Mr. West’s immediate family are the sole beneficiaries.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act and the rules of the SEC require our directors, executive officers and persons who own more than 10% of our Common Shares to file reports of their ownership and changes in ownership of our Common Shares with the SEC. As a practical matter, we assist our directors and executive officers by monitoring transactions and completing and filing Section 16 reports on their behalf. Based solely on our review of the reports filed during 2025 and related written representations, we determined that no director, executive officer, or beneficial owner of more than 10% of our Common Shares failed to file a report on a timely basis during 2025, except for one late Form 4 filing filed by the Company on behalf of each of Messrs. Biscay, DiLullo and Ghai and Mses. Holt, Nielsen and Nguyen each reporting one transaction, and two late Form 4 filings filed by the Company on behalf of Mr. West, the first reporting one transaction and the second reporting six transactions.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board of Directors maintains a written related person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related person transactions.” For purposes of our policy only, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company or any of its subsidiaries was, is or will be a participant involving an amount that exceeds $120,000, in which any “related person” has or will have a direct or indirect interest.
Under the policy, prior to entering into any related person transaction, (i) the related person, (ii) the director, executive officer, nominee or beneficial owner who is an immediate family member of the related person or (iii) the business unit or function/department head responsible for the potential related person transaction shall provide notice to our legal department of the facts and circumstances of the proposed related person transaction. The legal department will assess whether the proposed transaction is a related person transaction for purposes of the policy. If the legal department determines that the proposed transaction is a related person transaction for purposes of the policy, the proposed related person transaction shall be submitted to the Audit Committee for consideration at the next Audit Committee meeting. Any potential related person transaction involving our General Counsel (or, in the absence of a General Counsel, the senior most member of the legal department) shall be submitted directly to the Audit Committee for its review. In considering related person transactions, the Audit Committee, or where submitted to the Chair of the Audit Committee, the Chair, will take into account the relevant available facts and circumstances, which may include, but are not limited to:
•the benefits to the Company;
•the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer;
•the availability of other sources for comparable products or services;
•the terms of the transaction; and
•the terms available to unrelated third parties or to employees generally.
The Audit Committee (or the Chair of the Audit Committee) will approve only those transactions that are in, or are not inconsistent with, the best interests of the Company, as the Audit Committee (or the Chair of the Audit Committee) determines in good faith. All of the transactions described below were entered into prior to the adoption of such policy.
Related Person Transactions
Below is a description of transactions since January 1, 2024 to which we were or are a participant, in which:
•the amounts involved exceeded or will exceed $120,000; and
•any of our directors, executive officers or holders of more than 5% of our voting securities, or any member of the immediate family of, or person (other than a tenant or employee) sharing the household with, the foregoing persons, had or will have a direct or indirect material interest (each such transaction, a “Related Person Transaction”).
Except as described below, since January 1, 2024, we have not been a participant in any Related Person Transaction and do not plan to be a participant in any currently proposed Related Person Transaction.

Loan and Security Agreement
On April 13, 2023 (the “Loan Closing Date”), the Company, as borrower, and certain of our subsidiaries, as guarantors (collectively, the “Loan Parties”), entered into a $50 million Loan and Security Agreement with PSPIB Unitas Investments II Inc. (“PSPIB”), as lender and collateral agent (the “Term Loan”). PSPIB was a related person to our former largest stockholder. The first two tranches of the Term Loan, each amounting to $15.0 million in principal, were advanced to us on April 14, 2023 and July 13, 2023, respectively.
The Term Loan was secured by a first-priority security interest in substantially all of the Loan Parties’ assets, contained certain operational and financial covenants, and was set to mature on March 31, 2027. Each advance under the Term Loan was subject to a 2.0% drawdown fee and bore interest on a monthly basis, at our discretion, at either (i) 10% payable in cash, or (ii) 11% payable in kind.
Upon the repayment or prepayment of all or a portion of the Term Loan, there was a premium payment due that was equal to 3% of the amount of the Term Loan repaid/prepaid prior to the first anniversary of the Loan Closing Date, 2% of the amount of the Term Loan repaid/prepaid after the first anniversary of the Loan Closing Date and on or prior to the second anniversary of the Loan Closing Date, 1% of the amount of the Term Loan repaid/prepaid after the second anniversary of the Loan Closing Date but on or prior to the third anniversary of the Loan Closing Date, with no premium payment due after the third anniversary of the Loan Closing Date.
As of October 22, 2024, we fully repaid and extinguished the Term Loan, including $30.0 million in principal, $4.5 million in interest and $0.7 million in prepayment fees.
Executive Officer and Director Compensation
Please see the sections titled “Executive Compensation” and “Director Compensation” for information regarding the compensation of our executive officers and directors.
Employment Agreements and Severance Policy
We have entered into agreements with our executive officers that, among other things, provide for certain compensatory, change of control benefits, and severance benefits. In addition, on May 1, 2025, the Board of Directors adopted our Severance Policy to provide for severance benefits to certain executives, including our executive officers, in the event of qualifying terminations of employment. For a description of these agreements and our Severance Policy, see the section titled “Executive Compensation.”
Indemnification Agreements
Our Charter contains provisions that limit the liability of our current and former directors for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors, except liability for:
•any breach of the director’s duty of loyalty to the corporation or its stockholders;
•any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•unlawful payments of dividends or unlawful stock repurchases or redemptions; and
•any transaction from which the director derived an improper personal benefit.
Such limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.
We entered into indemnification agreements with each of our officers and directors to indemnify such individuals, to the fullest extent permitted by law and subject to certain limitations, against all liabilities, costs, charges and expenses reasonably incurred by such individuals in an action or proceeding to which any such individual was made a party by reason of being an officer or director of the Company or an organization of which we are a shareholder or creditor if such individual serves such organization at our request. We also maintain a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify the directors and officers.

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 2650 East Bayshore Road, Palo Alto, California 94303 in writing not later than December 24, 2026.
Stockholders intending to present a proposal at the 2027 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or director nomination for the 2027 Annual Meeting no earlier than the close of business on February 4, 2027 and no later than the close of business on March 6, 2027. The notice must contain the information required by our Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2027 Annual Meeting is advanced by more than 30 days prior to or delayed by more than 30 days after June 4, 2027, our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to and not later than the close of business on the 90th day prior to the 2027 Annual Meeting, or, if later than the 90th day prior to the Annual Meeting, the 10th day following the day on which public announcement of the 2027 Annual Meeting is first made.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 5, 2027.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, and e-mail by our directors, officers and other employees who will not be specially compensated for these services.
In addition, we have retained Okapi to assist in soliciting proxies on our behalf in connection with the Annual Meeting. We have agreed to pay Okapi a fee of $18,500, plus reasonable costs and expenses, for these services. If stockholders need assistance with casting or changing their vote, they should contact:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, New York 10036
Toll-Free: (844) 203-3605
Email: info@okapipartners.com
We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and executive officers is based upon information received from the individual directors and executive officers.
We intend to file a proxy statement and white proxy card with the SEC in connection with the solicitation of proxies for the Annual Meeting. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

OUR ANNUAL REPORT ON FORM 10-K
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any stockholder of record as of April 15, 2026 without charge upon written request addressed to:
D-Wave Quantum Inc.
Attention: Corporate Secretary
2650 East Bayshore Road
Palo Alto, California 94303
A reasonable fee will be charged for copies of exhibits. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 at ir.dwavequantum.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR BY VISITING THE WEBSITE SPECIFIED IN YOUR INTERNET NOTICE, PROXY CARD OR VOTING INSTRUCTION CARD, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors
Alan Baratz
President and Chief Executive Officer
Palo Alto, California
April 23, 2026

D:WAVE

D-WAVE QUANTUM INC
2650 E BAYSHORE RD
PALO ALTO, CA 94303 USA

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/QBTS2026

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V93624-P48499 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

D-WAVE QUANTUM INC.

The Board of Directors recommends you vote FOR all nominees in Proposal 1, FOR Proposals 2 and 4, and 1 YEAR on Proposal 3:

1. Election of two Class I directors to hold office until our 2029 Annual Meeting of Stockholders

Nominees:	For	Withhold
1a. Alan E. Baratz	☐	☐
1b. Sharon Holt	☐	☐

	1 Year	2 Years	3 Years	Abstain
3. To approve, on an advisory basis, the frequency of future Say-on-Pay Votes.	☐	☐	☐	☐

NOTE: In their discretion, the proxyholders will vote on such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V93625-P48499

D-WAVE QUANTUM INC.
Annual Meeting of Stockholders
June 4, 2026 9:00 AM (Pacific Time)
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Alan Baratz and John M. Markovich, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of D-WAVE QUANTUM INC. that the stockholder(s) are entitled to vote at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/QBTS2026 on June 4, 2026 at 9:00 a.m. (Pacific Time), and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side